UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4923

Longleaf Partners Funds Trust

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc. 6410 Poplar Avenue, Suite 900 Memphis, TN 38119

(Address of principal executive offices) (Zip code)

Andrew R. McCarroll, Esq.

Southeastern Asset Management, Inc. 6410 Poplar Ave., Suite 900 Memphis, TN 38119

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 761-2474

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022.

Item 1(a).	Longleaf Partners Funds Annual Report at December 31, 2022.

Annual Report
December 31, 2022
Partners Fund
Small-Cap Fund
International Fund
Global Fund

Cautionary Statement
One of Southeastern's “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe Longleaf shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals, and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.
You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Current performance may be lower or higher than the performance quoted herein. Past performance does not guarantee future results, fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Call (800) 445-9469 or go to southeasternasset.com for current performance information and for the Prospectus and Summary Prospectus, both of which should be read carefully before investing to learn about fund investment objectives, risks and expenses. This material must be accompanied or preceded by a prospectus. Please read it carefully before investing.
The price-to-value ratio (“P/V”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern's appraisals of their intrinsic values. P/V represents a single data point about a Fund, and should not be construed as something more. P/V does not guarantee future results, and we caution investors not to give this calculation undue weight.  P/V alone tells nothing about:
•	The quality of the businesses we own or the managements that run them;
•	The cash held in the portfolio and when that cash will be invested;
•	The range or distribution of individual P/V's that comprise the average; and
•	The sources of and changes in the P/V.
When all of the above information is considered, the P/V is a useful tool to gauge the attractiveness of a Fund's potential opportunity. It does not, however, tell when that opportunity will be realized, nor does it guarantee that any particular company's price will ever reach its value. We remind our shareholders who want to find a single silver bullet of information that investments are rarely that simple. To the extent an investor considers P/V in assessing a Fund's return opportunity, the limits of this tool should be considered along with other factors relevant to each investor.
Unless otherwise noted, performance returns of Fund positions combine the underlying stock and bond securities including the effect of trading activity during the period.
Risks
The Longleaf Partners Funds are subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Funds generally invest in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Mid-cap stocks held by the Funds may be more volatile than those of larger companies. With respect to the Small-Cap Fund, smaller company stocks may be more volatile with fewer financial resources than those of larger companies. With respect to the International and Global Funds, investing in non- U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets. Diversification does not eliminate the risk of experiencing investment losses.
Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested.

Indexes
The S&P 500 Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.
The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3,000 Index. The Russell 1000 Value index is drawn from the constituents of the Russell 1000 based on book-to-price (B/P) ratio.
The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.  The Russell 2000 Value index is drawn from the constituents of the Russell 2000 based on book-to-price (B/P) ratio.
The MSCI EAFE Index (Europe, Australia, Far East) is a broad based, unmanaged equity market index designed to measure the equity market performance of 22 developed markets, excluding the US & Canada. The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the US and Canada.
The MSCI World Index is a broad-based, unmanaged equity market index designed to measure the equity market performance of 23 developed markets, including the United States. The MSCI World Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 23 Developed Markets countries.
An index cannot be invested in directly.
Definitions
EBITDA is a company’s earnings before interest, taxes, depreciation and amortization.
A special purpose acquisition company (SPAC) is a company with no commercial operations that is formed strictly to raise capital for the purpose of acquiring an existing company.
Free Cash Flow (FCF) is a measure of a company’s ability to generate the cash flow necessary to maintain operations. Generally, it is calculated as operating cash flow minus capital expenditures.
Net Asset Value (NAV) is a statement of the value of a company's assets minus the value of its liabilities.
“Margin of Safety” is a reference to the difference between a stock’s market price and Southeastern’s calculated appraisal value.  It is not a guarantee of investment performance or returns.
Price / Earnings (P/E) is the ratio of a company’s share price compared to its earnings per share.
Enterprise value (EV) is a company’s market capitalization plus debt,minority interest and preferred shares, and less total cash and cash equivalents.
Earnings per share (EPS) is the portion of a company's net income allocated to each share of common stock.
Private equity refers to investments in firms which are not listed on a public stock exchange.
A stock buyback is when a company uses cash to buy shares of its stock in the market.
Insider stock purchases are purchases of company stock by company officers and directors.
A spin-off is the creation of an independent company through the sale or distribution of new shares of an existing business.
Investing in securities that meet ESG criteria may result in a Fund forgoing otherwise attractive opportunities, which may result in underperformance when compared to funds that do not consider ESG factors.
The UN Sustainable Development Goals (SDGs) were adopted by the United Nations in 2015 as a universal call to action to end poverty, protect the planet, and ensure that by 2030 all people enjoy peace and prosperity. The 17 SDGs recognize that development must balance social, economic and environmental sustainability.
© 2023 Southeastern Asset Management, Inc. All Rights Reserved.
Longleaf, Longleaf Partners Funds and the pine cone logo are registered trademarks of Longleaf Partners Funds Trust.
Southeastern Asset Management, Inc. is a registered trademark.
Funds distributed by ALPS Distributors, Inc.

Performance Summary (Unaudited)
Average Annual Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year	20 Year	Since Inception
Partners Fund (Inception 4/8/87)	-23.25%	-0.26%	4.48%	5.36%	9.00%
S&P 500 Index	-18.11	9.42	12.56	9.80	9.84
Small-Cap Fund (Inception 2/21/89)	-19.27	0.89	6.59	8.98	9.46
Russell 2000 Index	-20.44	4.13	9.01	9.36	8.94
International Fund (Inception 10/26/98)	-18.69	-2.36	2.21	4.51	5.68
MSCI EAFE Index	-14.45	1.54	4.67	6.43	4.25
Global Fund (Inception 12/27/12)	-24.15	-3.02	3.11	n/a	3.11
MSCI World Index	-18.14	6.14	8.85	n/a	8.86
The indices are unmanaged. During the inception year, the S&P 500 and the EAFE Index were available only at month-end; therefore the S&P 500 value at 3/31/87 and the EAFE value at 10/31/98 were used to calculate performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com.
As reported in the Prospectus dated May 1, 2022, the total expense ratio for the Partners Fund is 1.00% (gross) and 0.79% (net). Through at least April 30, 2023, this expense ratio is subject to fee waiver to the extent the fund's normal annual operating expenses exceed 0.79% of average annual net assets. The total expense ratio of the Small-Cap Fund is 0.97% (gross) and 0.95% (net). Through at least April 30, 2023, this expense ratio is subject to fee waiver to the extent the fund's normal annual operating expenses exceed 0.95% of average annual net assets. The total expense ratio for the International Fund is 1.17% (gross) and 1.15% (net). This expense ratio is subject to a contractual fee waiver to the extent the fund's normal annual operating expenses exceed 1.15% of average annual net assets. The total expense ratio for the Global Fund is 1.31% (gross) and 1.15% (net).  This expense ratio is subject to a contractual fee waiver to the extent the fund's normal annual operating expenses exceed 1.15% of average annual net assets.  Please refer to the Financial Highlights within this report for the Funds' current expense ratio.

Management Discussion (Unaudited)
Partners Fund
Longleaf Partners Fund added 8.63% in the fourth quarter, ending the year down 23.25%, while the S&P 500 returned 7.56% in the quarter and fell 18.11% in the year. Multiple companies rebounded in the fourth quarter, delivering strong double-digit returns that continued into the first part of 2023 as we are writing this letter. While we recognize that more near-term volatility may be in store, we believe this is only the beginning of better performance.
Our 2022 annual returns were subpar and lagged our expectations, driven primarily by declines at a handful of detractors – Lumen, IAC and Warner Bros Discovery – which more than accounted for the relative performance gap, as well as a large portion of the disappointing absolute performance over the last year. We discuss these positions and others in more detail below.
Last month we were talking with a long-time Southeastern observer. He said that with the two macro themes laid out in our 2021 annual letter – 1) no more free money / interest rates going up; 2) more market sanity after years of growth at all costs beating everything – he would have expected a better year for Southeastern in 2022. We agreed with him. In this talk and others like it, we spent the most time going stock-by- stock, detailing how we own high-quality companies that we believe will deliver more free cash flow (FCF) per share than current results and market expectations, leading to better future returns.
We have demonstrated long-term skill as bottom-up stock pickers, but partly because of this deep, micro research focus, it has taken us too long to learn some larger lessons. Our approach remains neither purely statistical value (which has done better this year after being out of favor for the last 15) nor compounders-at-any-cost (which has done much worse this year, after dominating for more than a decade). We believe seeking out the best of both served us well for our first three decades and will again serve us well from here.
Southeastern is at its best when we find temporarily unloved but high-quality companies with short-term earnings per share (EPS) below long-term free cash per share. We have picked many good stocks that fit this description. But we have held ourselves back by making certain portfolio management decisions and investing too early in certain types of stocks. We have done internal and external analysis to better quantify these mistakes, and the impact is large. While you should be wary if we were about to say that there is one magic thing or 10 minor tweaks that will take the next several years back up to our standards, we believe that the following three guidelines will make us much better. As Charlie Munger said: “All I want to know is where I’m going to die, so I won’t go there.” We have been wounded at these three places too often, so we will avoid them in the future.
1) Overweights: The numbers show that we are more often than not good stock pickers, but we have not done well with our overweighting decisions for a long time. After trying for years to qualitatively fix this problem, we are now limiting our discretion on this matter by not allowing stocks to get above 6.5% weightings in the portfolio for any extended period of time. Sometimes we will have companies temporarily pop over this level on good news, but the longer stocks have stayed at weightings like this, the worse they have done for us. While GE was above a 6.5% weight to end the quarter, this was because it was splitting into 2 parts in the first week of 2023.
2) Leverage: Southeastern has made good investments in companies that have net debt on the balance sheet, but some of our more disappointing investments have had excessive leverage. Previously, we have given ourselves too much leeway on these kinds of investments because we were too attracted by a low price-to-value ratio on equity value (P/V), when we should have focused more on the price to enterprise value ratio (P/EV) that better accounts for a company’s balance sheet. Going forward, once a prospective or existing investment crosses over 3x Net Debt to EBITDA (earnings before interest, taxes, depreciation and amortization), P/EV will become the key factor, not P/V or price to free cash flow (P/FCF). Often a P/V of 65% on a levered company can be closer to 80% on P/EV, leading to less margin of safety. It is also true that not all Net Debt to EBITDA ratios are created equal. 4x of long-term, non-recourse debt on a company with contracted, stable EBITDA that converts into free cash flow at a high rate can be better than 3.5x of short-term bank debt on a more volatile company (especially if it is not at the trough of a cycle) with less attractive free cash flow generation. The public markets start to differentiate on companies once they get over 3x and are harshest over 4x. Private equity, meanwhile, has benefitted from getting to mark their own prices on investments levered at well over 4x. We are now in the early stages of this coming home to roost, and we look forward to seeing private equity price marks catch up to public market peers. Back to what we can do about things, we will use a grid of P/EVs to pay ranging from the 70s for stable, high-quality companies levered closer to 3x to sub-60 (often equating to P/Vs in the 40s or below) for more volatile companies levered over 4x. If there are excessive financial liabilities that put the company’s future at significant risk, we won’t play at all.

3) Holding Companies: Value has been created at complex holding companies (holdcos) operating across multiple businesses.  Berkshire Hathaway, Liberty Media and EXOR are prime examples that we have invested in at Southeastern. Companies like this can be dangerously seductive for value hounds like us. We get to dig into the footnotes and own multiple, high-quality assets when the market focuses too much on a consolidated EPS or book multiple. There have been, however, too many examples where our partners were not of the caliber of the above three and/or where we have been early before the market punishes anything complex, which often happens in a bear market. Going forward, we will do two things on these companies: 1) qualitatively, we must insist on higher quality partners who are manic about closing the price-to- value gap, since these structures magnify the plusses and minuses of the people involved; 2) quantitatively, when these companies have publicly traded parts, we need to use the lower of price or value of each sub-part when calculating the value of the entire holdco.
We understand that it might take time to earn your trust that we have changed on these fronts, and we are very grateful for our long-term and new clients who are with us today. The changes are in place, and the analysis supports our view that they can make a big difference. By the time this is obvious, the greatest opportunity to invest with us will be gone.
Contribution To Return

CNX Resources (CNX) - CNX was the top contributor for the year, but we were surprised it wasn’t an even larger one. Its value per share strongly outgrew its price performance for the year. While all energy companies saw a boost from higher prices, CNX had previously done more price hedging than peers. This decision held back near-term reported earnings, which remain the market’s focus. This helped relative returns at unhedged and more leveraged companies that were hoping for higher prices. CNX has been taking advantage of a widening price-to-value gap for itself as the year went on by continuing to be one of our largest share repurchasers. When you combine strong capital allocation like this with geopolitical conflict solidifying the long-term value of North American natural gas while hedges roll off with the passage of time, we remain excited about CNX’s future.
Affiliated Management Group (AMG) – Asset management holding company AMG was a top contributor in the quarter after reporting results and a positive outlook well ahead of expectations. CEO Jay Horgen is proving to be a great partner, and we believe it is still early days as AMG’s diversification of asset classes and management styles is becoming better appreciated.
General Electric (GE) – Formerly one of our most hated companies, industrial conglomerate GE is now on the verge of beginning its breakup into three separate businesses. It has been a solid relative contributor for the year with further potential upside in 2023 and beyond.
PVH – Apparel company PVH, which owns brands Tommy Hilfiger and Calvin Klein, is a new position that has quickly rebounded from 3Q lows after it was kicked out of the S&P 500 in September. The company reported solid revenue growth and increased guidance for the full year. PVH has repurchased shares at a 12% annualized pace, and both the CEO and CFO have bought shares personally in the second half, indicating their confidence in the company.
CNH Industrial – Agricultural machinery company CNH Industrial reported strong 3Q results, meaningfully beating expectations for both sales and margins, and increasing full year guidance. Management announced an additional $100 million buyback program on top of the $300 million program already in place. It is good to see new management delivering in a better environment, and the company still trades at too wide of a discount to other agricultural equipment companies.
Lumen – Global fiber company Lumen was the top absolute and relative detractor for both periods. This long-term position had a history of managing costs and producing steady free cash flow under the leadership of former CEO Jeff Storey, but its organic revenue growth has been disappointing for a few years and its cash flow began to disappoint recently. In September, the company announced a new CEO, Kate Johnson, would take over. Although her experience at Microsoft and proven track record of delivering organic growth make her a good fit for the role, the communication of her hire was mishandled. The stock price declined on the initial news and fell further as a previously feared dividend cut was announced in November. Lumen also announced in November the positive news of the planned sale of its Europe business for 11x EBITDA (when the whole company is now selling at 5x EBITDA) and a $1.5 billion share repurchase authorization, on top of closing on the previously announced sale of part of its consumer business to Apollo in October. The recent moves are creating a clearer business mix and stronger balance sheet, and we believe we could see additional positive moves to finally separate the legacy Level 3/Qwest business from the remaining quality local market assets.
IAC – Digital holding company IAC saw its conglomerate discount grow wider over the course of the year as technology stocks declined precipitously. This time last year, we thought we were paying a low-double-digit multiple of FCF power for a growing collection of assets led by great people. We now think that is a mid-single-digit multiple and that the people remain aligned. While underlying holding company MGM is doing well, other parts of this holdco have not yet delivered. Angi reported another disappointing quarter and has undergone a necessary management change that is already producing better results. Dotdash Meredith is facing a tough online ad market, but the integration of the two businesses is on track. We remain confident in CEO Joey Levin and Chairman Barry Diller’s ability to close the wide price-to-value gap at IAC.
Warner Bros Discovery – Media conglomerate Warner Bros Discovery (WBD) was another top detractor in the quarter and for the year.  As has been documented in almost every form of media over the last several months, while we and WBD’s board/management knew there were things wrong at Warner Brothers under AT&T, it turned out to be even worse than expected. The aforementioned advertising market is not helping WBD either. While the brand and library values remain intact, the realization of this value has been deferred. With leverage closer to 5x than the sub-4x we thought we would be looking at in 2023, the market’s judgment has been harsh. We remain confident in management and growing free cash flow from here, with eight different insiders buying shares personally this year. We encourage you to listen to Partners Fund PM Ross Glotzbach interviewing WBD CEO and President David Zaslav in the latest episode of the Price-to-Value Podcast at southeasternasset.com.
Liberty Broadband Corp – Cable and media holding company Liberty Broadband declined amid worsening sentiment for its underlying cable business Charter. We believe the Liberty management team will successfully close the valuation gap at both underlying holding Charter and holdco Liberty Broadband, as we have seen sentiment on cable stocks shift many times over our decades at Southeastern. This remains a good business run by great partners.
Douglas Emmett – Real estate investment trust company Douglas Emmett declined in a challenging year for office real estate. While DEI reported another strong gross leasing quarter in November, it has seen portfolio churn and new cash rents below old contracts. We have seen meaningful insider buying of the deeply discounted shares, including an impressive $6 million purchase by new independent director Shirley Wang. Additionally, the company approved a $300 million share repurchase program to take advantage of the steep price disconnect.
Portfolio Activity
We sold five companies and bought five new businesses this year as persistent market volatility threw out a number of compelling new opportunities. We had no new additions in the fourth quarter, and we sold our remaining position in CK Hutchison to make way for more compelling opportunities. We added opportunistically to heavily discounted businesses and trimmed several positions, including companies like AMG and Hyatt whose strong performance drove them over the 6.5% position limit.
Outlook
Some of our overall market views remain similar to previous years: the S&P 500 still looks elevated or fairly valued on potentially too-high earnings assumptions, but the median multiple is more attractive than the average multiple in this top-heavy index; the Russell 2000 looks better on its reported multiple, but this ignores many unprofitable companies; Non-US markets are statistically cheaper than US markets. The S&P 500 next twelve months’ EPS multiple is currently 17x, while the US 10-year treasury yield ended the year at 3.8% vs. one year ago at 1.5%. This is an interesting contrast to 10 years ago when the index was at 12x and the 10-year was at 1.8%, or 20 years ago when the numbers were 15x and 3.8%. The lesson is that there is a lot more that goes into valuation than just discount rates, but they are an important factor.
Our portfolio is at a NTM (next twelve months) P/E of 9x vs. these numbers. That remains an unusually wide gap. The portfolio reached a near-all-time low P/V ratio in the high-40s% in the second half and remains in the mid-50s% today, which has historically started a great time to invest with us:

While most asset classes felt pain from higher interest rates this year, that is more priced in now, and some of the main free-money beneficiaries are significantly off their highs. The initial punch in the face has been felt by all, and now our partners are taking productive actions to differentiate themselves at an impressive rate:
We continue to believe that money costing something again is a healthy, long-term development for the capital markets in general and for Southeastern in particular. The change was abrupt, but our portfolios are positioned well for the future. The portfolio ended the year with nearly 5% cash, and our on-deck list remains healthy. We look forward to the changes we have discussed leading to better returns. Thank you for your long-term partnership.

Performance History (Unaudited)
Partners Fund
Comparison of Change in Value of $10,000 Investment
Since Inception April 8, 1987
Average Annual Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year	20 Year	Since Inception 4/8/1987
Partners Fund	-23.25%	-0.26%	4.48%	5.36%	9.00%
S&P 500 Index	-18.11	9.42	12.56	9.80	9.84
The index is unmanaged. Because the S&P 500 Index was available only at month-end in 1987, we used the 3/31/87 value for performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com. The Partners Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Mid-cap stocks held may be more volatile than those of larger companies.
As reported in the Prospectus dated May 1, 2022, the total expense ratio for the Partners Fund is 1.00% (gross) and 0.79% (net).  Through at least April 30, 2023, this expense ratio is subject to fee waiver to the extent the fund's normal annual operating expenses exceed 0.79% of average annual net assets.  Please refer to the Financial Highlights within this report for the Fund's current expense ratio.

Portfolio Summary (Unaudited)
Partners Fund
Top 10 Portfolio Holdings at December 31, 2022
Net Assets
General Electric Company	6.8%
Mattel, Inc.	6.3
Affiliated Managers Group, Inc.	6.3
MGM Resorts International	6.2
Lumen Technologies, Inc.	6.2
FedEx Corporation	5.9
CNX Resources Corporation	5.6
Hyatt Hotels Corporation	5.5
Fairfax Financial Holdings Limited	5.4
Fiserv, Inc.	5.3
59.5%
Portfolio Changes January 1, 2022 through December 31, 2022
New Holdings	Quarter
Alphabet Inc.	2Q
Iveco Group N.V.(a)	1Q
PVH Corp.	2Q
Stanley Black & Decker, Inc.	2Q
Warner Music Group Corp.	3Q

Eliminations
Biogen Inc.	2Q
CK Hutchison Holdings Limited	4Q
Holcim Ltd	3Q
Iveco Group N.V.	2Q
The Williams Companies, Inc.	2Q
(a) Acquired through corporate action of CNH Industrial N.V.

Sector Composition
Net Assets
Communication Services	28.4%
Consumer Discretionary	23.2
Industrials	19.0
Financials	11.7
Energy	5.6
Information Technology	5.3
Real Estate	2.0
Cash & Other	4.8
100.0%
Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio of Investments
Partners Fund
Common Stocks
	Shares	Value	% of Net Assets
Air Freight & Logistics
FedEx Corporation	419,531	$ 72,662,769	5.9%
Capital Markets
Affiliated Managers Group, Inc.	492,252	77,987,484	6.3
Diversified Telecommunication Services
Lumen Technologies, Inc.	14,598,687	76,205,146	6.2
Entertainment
Warner Bros., Discovery, Inc.*	6,300,188	59,725,782	4.8
Warner Music Group Corp.	1,211,591	42,429,917	3.5
		102,155,699	8.3
Hotels, Restaurants & Leisure
Hyatt Hotels Corporation - Class A*	747,434	67,605,405	5.5
MGM Resorts International	2,286,705	76,673,219	6.2
		144,278,624	11.7
Industrial Conglomerates
General Electric Company	1,007,428	84,412,392	6.8
Insurance
Fairfax Financial Holdings Limited (Canada)	113,459	67,209,793	5.4
Interactive Media & Services
Alphabet Inc. - Class C*	589,746	52,328,162	4.2
IAC, Inc.*	1,358,794	60,330,454	4.9
		112,658,616	9.1
IT Services
Fiserv, Inc.*	653,112	66,010,030	5.3
Leisure Products
Mattel, Inc.*	4,389,269	78,304,559	6.3
Machinery
CNH Industrial N.V. (Italian Exhange) (Netherlands)	2,430,335	38,932,227	3.2
CNH Industrial N.V. (U.S. Exchange) (Netherlands)	806,177	12,947,203	1.0
Stanley Black & Decker, Inc.	344,739	25,896,794	2.1
		77,776,224	6.3
Media
Liberty Broadband Corporation - Series C*	773,919	59,026,802	4.8
Oil, Gas & Consumable Fuels
CNX Resources Corporation*	4,106,095	69,146,640	5.6
Real Estate Investment Trusts (REITs)
Douglas Emmett, Inc.	1,546,510	24,249,277	2.0
Textiles, Apparel & Luxury Goods
PVH Corp.	914,449	64,550,955	5.2
Total Common Stocks (Cost $1,341,302,696)		1,176,635,010	95.2
See Notes to Financial Statements.

Short-Term Obligations
	Principal Amount	Value	% of Net Assets
Repurchase agreement with State Street Bank, 3.55%, dated 12/30/22, due 01/03/23, Repurchase price $59,713,544 (Collateral: $60,883,887 U.S. Treasury Bond, 4.00% due 10/31/29, Par $60,647,000) (Cost $59,690,000)	59,690,000	$ 59,690,000	4.8%
Total Investments (Cost $1,400,992,696)		1,236,325,010	100.0
Other Assets (Liabilities), Net		(536,042)	(—)
Net Assets		$1,235,788,968	100.0%

*	Non-income producing security.
Note: Non-U.S. Companies represent 9.6% of net assets.
See Notes to Financial Statements.

Management Discussion (Unaudited)
Small-Cap Fund
Longleaf Partners Small-Cap Fund added 4.74% in the fourth quarter and ended the year down 19.27%. The Fund’s year-to-date returns were narrowly ahead of the Russell 2000, which was down 20.44% for the year after adding 6.23% in the quarter. Multiple companies rebounded in the fourth quarter, delivering strong double-digit returns and positive relative performance across sectors. These solid results continued into the first part of 2023 as we are writing this letter. While we recognize that more near-term volatility may be in store, we believe this is only the beginning of better performance.
Our 2022 annual returns were subpar and lagged our expectations, driven primarily by declines at a handful of detractors – Lumen and Oscar Health – which were the top absolute and relative detractors in the quarter and among the top detractors for the year, along with Vimeo and Anywhere Real Estate. We discuss the specific positive and negative return drivers in more detail below.
Last month we were talking with a long-time Southeastern observer. He said that with the two macro themes laid out in our 2021 annual letter – 1) no more free money / interest rates going up; 2) more market sanity after years of growth at all costs beating everything – he would have expected a better year for Southeastern in 2022. We agreed with him. In this talk and others like it, we spent the most time going stock-by-stock, detailing how we own high-quality companies that we believe will deliver more free cash flow (FCF) per share than current results and market expectations, leading to better future returns.
We have demonstrated long-term skill as bottom-up stock pickers, but partly because of this deep, micro research focus, it has taken us too long to learn some larger lessons. Our approach remains neither purely statistical value (which has done better this year after being out of favor for the last 15) nor compounders-at-any-cost (which has done much worse this year, after dominating for more than a decade). We believe seeking out the best of both served us well for our first three decades and will again serve us well from here.
Southeastern is at its best when we find temporarily unloved but high-quality companies with short-term earnings per share below long-term free cash per share. We have picked many good stocks that fit this description. But we have held ourselves back by making certain portfolio management decisions and investing too early in certain types of stocks. We have done internal and external analysis to better quantify these mistakes, and the impact is large. While you should be wary if we were about to say that there is one magic thing or 10 minor tweaks that will take the next several years back up to our standards, we believe that the following three guidelines will make us much better. As Charlie Munger said: “All I want to know is where I’m going to die, so I won’t go there.” We have been wounded at these three places too often, so we will avoid them in the future.
1) Overweights: The numbers show that we are more often than not good stock pickers, but we have not done well with our overweighting decisions for a long time. After trying for years to qualitatively fix this problem, we are now limiting our discretion on this matter by not allowing stocks to get above 6.5% weightings in the portfolio for any extended period of time. Sometimes we will have companies temporarily pop over this level on good news, but the longer stocks have stayed at weightings like this, the worse they have done for us. As we have been putting this rule into practice recently, there remained one temporary outlier as of 12/31/2022.
2) Leverage: Southeastern has made good investments in companies that have net debt on the balance sheet, but some of our more disappointing investments have had excessive leverage. Previously, we have given ourselves too much leeway on these kinds of investments because we were too attracted by a low price-to-value ratio on equity value (P/V), when we should have focused more on the price to enterprise value ratio (P/EV) that better accounts for a company’s balance sheet. Going forward, once a prospective or existing investment crosses over 3x Net Debt to EBITDA (earnings before interest, taxes, depreciation and amortization), P/EV will become the key factor, not P/V or price to free cash flow (P/FCF). Often a P/V of 65% on a levered company can be closer to 80% on P/EV, leading to less margin of safety. It is also true that not all Net Debt to EBITDA ratios are created equal. 4x of long-term, non-recourse debt on a company with contracted, stable EBITDA that converts into free cash flow at a high rate can be better than 3.5x of short-term bank debt on a more volatile company (especially if it is not at the trough of a cycle) with less attractive free cash flow generation. The public markets start to differentiate on companies once they get over 3x and are harshest over 4x. Private equity, meanwhile, has benefitted from getting to mark their own prices on investments levered at well over 4x. We are now in the early stages of this coming home to roost, and we look forward to seeing private equity price marks catch up to public market peers. Back to what we can do about things, we will use a grid of P/EVs to pay ranging from the 70s for stable, high-quality companies levered closer to 3x to sub-60 (often equating to P/Vs in the 40s or below) for more volatile companies levered over 4x. If there are excessive financial liabilities that put the company’s future at significant risk, we won’t play at all.

3) Holding Companies: Value has been created at complex holding companies (holdcos) operating across multiple businesses. Berkshire Hathaway, Liberty Media and EXOR are prime examples that we have invested in at Southeastern. Companies like this can be dangerously seductive for value hounds like us. We get to dig into the footnotes and own multiple, high-quality assets when the market focuses too much on a consolidated EPS or book multiple. There have been, however, too many examples where our partners were not of the caliber of the above three and/or where we have been early before the market punishes anything complex, which often happens in a bear market. Going forward, we will do two things on these companies: 1) qualitatively, we must insist on higher quality partners who are manic about closing the price-to-value gap, since these structures magnify the plusses and minuses of the people involved; 2) quantitatively, when these companies have publicly traded parts, we need to use the lower of price or value of each sub-part when calculating the value of the entire holdco.
The Small-Cap portfolio has been most impacted by overweights and leverage, but we feel that these lessons will all be important for the future. We understand that it might take time to earn your trust that we have changed on these fronts, and we are very grateful for our long-term and new clients who are with us today. The changes are in place, and the analysis supports our view that they can make a big difference. By the time this is obvious, the greatest opportunity to invest with us will be gone.
Contribution To Return

White Mountains Insurance Group – Insurance conglomerate White Mountains was the top contributor for the year. We have great partners who have gone on offense this year with an intelligent asset sale of NSM Insurance Group to private equity and using their resulting strong net cash position to buy back discounted shares. We believe there is significant additional upside from here.
Westrock Coffee Company – Westrock Coffee, which is the “brand behind the brand” producing and distributing coffee, tea and extracts for larger entities, was another top performer this year. We first bought this company in the form of a SPAC called Riverview Acquisition Corp. Unlike the overall SPAC market, which was in full meltdown this year, the market properly differentiated profitable Westrock from unprofitable concept company insanity. We have successfully partnered at prior investments with both Chairman Brad Martin and Founder and CEO Scott Ford, and we expect both to continue their strong track records of value creation at Westrock.
Gruma – Corn flour and tortilla manufacturing company Gruma was the top performer in the fourth quarter and a solid performer for the year. This Mexican based consumer packaged goods company is a great, stable (read: boring) company that does not get the same valuation credit as inferior peers given it is headquartered in Mexico. Gruma issued its first comprehensive ESG (environmental, social and governance) report in October. The company made important ethical and environmental commitments, adopting scope 1 and 2 reporting, supported by a materiality analysis, measurable goals linked to the UN Sustainable Development Goals (SDGs) and actionable next steps to achieve them. We applaud the progress made at the company and look forward to seeing how they progress from here.
Madison Square Garden Sports Corp – MSG, the owner of the Knicks and the Rangers, contributed as the market for sports teams remained strong and if anything got better as the year went on. If the Phoenix Suns are worth anywhere near the $4 billion that they transacted at to end the year, then the Knicks are worth much more. Yet, with the Rangers at a Forbes or Sportico valuation, the Knicks are priced way below that $4 billion. The company also used its strong financial position to pay a dividend and repurchase shares.
Lumen – Global fiber company Lumen was the top absolute and relative detractor for both periods. This long-term position had a history of managing costs and producing steady free cash flow under the leadership of former CEO Jeff Storey, but its organic revenue growth has been disappointing for a few years and its cash flow began to disappoint recently. In September, the company announced a new CEO, Kate Johnson, would take over. Although her experience at Microsoft and proven track record of delivering organic growth make her a good fit for the role, the communication of her hire was mishandled. The stock price declined on the initial news and fell further as a previously feared dividend cut was announced in November. Lumen also announced in November the positive news of the planned sale of its Europe business for 11x EBITDA (when the whole company is now selling at 5x EBITDA) and a $1.5 billion share repurchase authorization, on top of closing on the previously announced sale of part of its consumer business to Apollo in October. The recent moves are creating a clearer business mix and stronger balance sheet, and we believe we could see additional positive moves to finally separate the legacy Level 3/Qwest business from the remaining quality local market assets.

Vimeo and Oscar – Digital software company Vimeo and US health insurance and software platform Oscar Health were both unduly punished this year alongside most tech-related businesses. We were too early at both companies, and our partners have not yet gone on offense to the degree we initially expected. Oscar grew too much, while Vimeo didn’t grow enough. Both still have key differentiating factors and the ability to control their own destiny, but we have been hesitant to take them back to full positions as our initial thesis has yet to play out. We are engaged with management teams at both companies to encourage proactive steps to close the value gap.
Anywhere Real Estate – Real Estate brokerage franchisor Anywhere declined this year in the face of broad concerns over the housing market and rising mortgage rates. We were wrong about the severity of the housing market downturn, further compounded at Anywhere by leverage. CEO Ryan Schneider has taken steps within his power to position the company to weather a tough environment. The company now trades at a single-digit multiple of 2023 extremely depressed FCF/share based on 4 million existing home sales and about 2.5x our estimate of long-term FCF/share based on a long-term average number of existing home sales of around 5.5 million units. Anywhere successfully navigated a much more challenging market during the GFC with even higher leverage, so we are confident the company will make it to the other side once again.
Portfolio Activity
We sold three companies and bought two new businesses this year as persistent market volatility threw out a number of compelling new opportunities. In the fourth quarter, we exited our small position in RenaissanceRe as it approached value. We added opportunistically to heavily discounted businesses and trimmed several positions, including companies like White Mountains, Gruma and Liberty Media Braves, whose strong performance drove them over the 6.5% position limit. We also trimmed our largest position, Lumen, to bring it below the 6.5% position limit.
 Outlook
Some of our overall market views remain similar to previous years: the S&P 500 still looks elevated or fairly valued on potentially too-high earnings assumptions, but the median multiple is more attractive than the average multiple in this top-heavy index; the Russell 2000 looks better on its reported multiple, but this ignores many unprofitable companies; Non-US markets are statistically cheaper than US markets. The S&P 500 next twelve months’ EPS multiple is currently 17x, while the US 10-year treasury yield ended the year at 3.8% vs. one year ago at 1.5%. This is an interesting contrast to 10 years ago when the index was at 12x and the 10-year was at 1.8%, or 20 years ago when the numbers were 15x and 3.8%. The lesson is that there is a lot more that goes into valuation than just discount rates, but they are an important factor.
Our portfolio is at a NTM (next twelve months) P/E of 8x vs. these numbers. That remains an unusually wide gap. The portfolio reached a near all-time low P/V ratio of 50% in the second half and remains in the high-50s% today, which has historically started a great time to invest with us:

While most asset classes felt pain from higher interest rates this year, that is more priced in now, and some of the main free-money beneficiaries are significantly off their highs. The initial punch in the face has been taken by all, and now our partners are taking productive actions to differentiate themselves at an impressive rate:
We continue to believe that money costing something again is a healthy, long-term development for the capital markets in general and for Southeastern in particular. The change was abrupt, but our portfolios are positioned well for the future. Our on-deck list remains healthy. We look forward to the changes we have discussed leading to better returns. Thank you for your long-term partnership.

Performance History (Unaudited)
Small-Cap Fund
Comparison of Change in Value of $10,000 Investment
Since Inception February 21, 1989
Average Annual Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year	20 Year	Since Inception 2/21/1989
Small-Cap Fund	-19.27%	0.89%	6.59%	8.98%	9.46%
Russell 2000 Index	-20.44	4.13	9.01	9.36	8.94
The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com. The Small-Cap Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Smaller company stocks may be more volatile with fewer financial resources than those of larger companies.
As reported in the Prospectus dated May 1, 2022, the total expense ratio for the Small-Cap Fund is 0.97% (gross) and 0.95% (net).  Through at least April 30, 2023, this expense ratio is subject to fee waiver to the extent the fund's normal annual operating expenses exceed 0.95% of average annual net assets.  Please refer to the Financial Highlights within this report for the Fund's current expense ratio.

Performance Summary (Unaudited)
Small-Cap Fund
Top 10 Portfolio Holdings at December 31, 2022
Net Assets
Westrock Coffee Company	7.9%
Mattel, Inc.	6.5
Liberty Braves Group	6.5
LANXESS AG	6.3
White Mountains Insurance Group, Ltd.	6.2
Gruma, S.A.B. DE C.V.	6.2
Lumen Technologies, Inc.	6.2
Madison Square Garden Sports Corp.	5.8
CNX Resources Corporation	5.8
Eastman Kodak Company	5.6
63.0%
Portfolio Changes January 1, 2022 through December 31, 2022
New Holdings	Quarter
Masonite International Corporation	3Q
Westrock Coffee Company	2Q

Eliminations
Idorsia Ltd.	3Q
Ingles Markets, Incorporated	3Q
RenaissanceRe Holdings Ltd.	4Q

Sector Composition
Net Assets
Communication Services	21.5%
Consumer Discretionary	15.9
Consumer Staples	14.1
Financials	13.9
Real Estate	8.2
Materials	6.3
Energy	5.8
Information Technology	5.6
Industrials	2.8
Cash & Other	5.9
100.0%
Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio of Investments
Small-Cap Fund
Common Stocks
	Shares	Value	% of Net Assets
Building Products
Masonite International Corporation*	403,854	$ 32,554,671	2.8%
Capital Markets
Lazard Ltd - Class A(a)	1,576,008	54,640,197	4.6
Chemicals
LANXESS AG (Germany)	1,831,910	73,928,496	6.3
Diversified Consumer Services
Graham Holdings Company - Class B	91,627	55,361,950	4.7
Diversified Telecommunication Services
Lumen Technologies, Inc.	13,887,098	72,490,651	6.2
Entertainment
Liberty Braves Group - Series C*	2,372,960	76,480,501	6.5
Madison Square Garden Sports Corp. - Class A	373,927	68,552,037	5.8
		145,032,538	12.3
Food Products
Gruma, S.A.B. DE C.V. (Mexico)	5,460,327	72,944,466	6.2
Westrock Coffee Company - Class B*(b)(c)	181,231	2,421,246	0.2
Westrock Coffee Company - Class A*(b)	6,796,159	90,796,684	7.7
		166,162,396	14.1
Hotels, Restaurants & Leisure
Hyatt Hotels Corporation - Class A*	616,048	55,721,542	4.7
Insurance
Oscar Health, Inc. - Class A*(b)	14,568,462	35,838,417	3.1
White Mountains Insurance Group, Ltd.	51,937	73,456,057	6.2
		109,294,474	9.3
Interactive Media & Services
Vimeo, Inc.*	10,264,046	35,205,678	3.0
Leisure Products
Mattel, Inc.*	4,321,003	77,086,693	6.5
Oil, Gas & Consumable Fuels
CNX Resources Corporation*	4,066,552	68,480,736	5.8
Real Estate Investment Trusts (REITs)
Empire State Realty Trust, Inc.(b)	8,264,248	55,701,031	4.7
Real Estate Management & Development
Anywhere Real Estate Inc.*(b)	6,507,042	41,579,998	3.5
Total Common Stocks (Cost $1,129,833,226)		1,043,241,051	88.5
Preferred Stock

Technology Hardware, Storage & Peripherals
Eastman Kodak Company Convertible Preferred Stock - Series B 4.00%(b)(d)(e) (Cost $95,452,160)	932,150	66,369,080	5.6
See Notes to Financial Statements.

Short-Term Obligations
	Principal Amount	Value	% of Net Assets
Repurchase agreement with State Street Bank, 3.55%, dated 12/30/22, due 01/03/23, Repurchase price $69,233,298 (Collateral: $70,590,153 U.S. Treasury Bond, 4.00% due 10/31/29, Par $70,315,500) (Cost $69,206,000)	69,206,000	$ 69,206,000	5.9%
Total Investments (Cost $1,294,491,386)		1,178,816,131	100.0
Other Assets (Liabilities), Net		227,914	—
Net Assets		$1,179,044,045	100.0%

*	Non-income producing security.
(a)	Master Limited Partnership
(b)	Affiliated issuer during the period. See Note 6.
(c)	These shares were acquired on August 29, 2022, with a total cost at December 31, 2022 of $725. These shares are considered restricted securities under the Securities Act of 1933, and are restricted from resale until the earlier of (i) one year after the acquisition date (ii) the earlier to occur of (A) the first date on which the last reported sale price of the Westrock Coffee Company (“Westrock”) – Class A stock equals or exceeds $12.00 per share of stock (as adjusted for stock sub-divisions, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the acquisition date and (B) the date on which Westrock consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of Westrock’s stockholders having the right to exchange their Westrock common stock for cash, securities or other property. Due to the lack of an active trading market, all or a portion of this position may be illiquid. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists, and are valued by Southeastern Asset Management as designee under procedures adopted by the Board of Trustees (See Note 2).
(d)	Investment categorized as Level 3 in fair value hierarchy. See Note 7.
(e)	These shares were acquired directly from the issuer in a private placement on February 26, 2021 with a total cost at December 31, 2022 of $95,452,160. They are considered restricted securities under the Securities Act of 1933 (the "33 Act"). These shares may be sold only if registered under the 33 Act or an exemption is available. The issuer has filed with the SEC a registration statement on Form S-3 providing for the potential resale on an ongoing basis under 33 Act Rule 415 of Common Stock issuable upon conversion of the Series B Preferred Stock, subject to certain terms of a Registration Rights Agreement with the issuer. Due to the lack of an active trading market, all or a portion of this position may be illiquid. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists, and are valued by Southeastern Asset Management as designee under procedures adopted by the Board of Trustees (See Note 2).
Note: Non-U.S. Companies represent 12.5% of net assets.
See Notes to Financial Statements.

Management Discussion (Unaudited)
International Fund
Longleaf Partners International Fund added 18.4% in the fourth quarter, outpacing the MSCI EAFE’s hefty 17.34% in the period. The Fund ended the year down 18.69%, while MSCI EAFE closed out the year down 14.45% in a particularly challenging year for most asset classes. Multiple companies rebounded in the fourth quarter, delivering strong double-digit returns that continued into the first part of 2023 as we are writing this letter. While we recognize that more near-term volatility may be in store, we believe this is only the beginning of better performance.
Asian and European markets began what we believe will be the initial stages of a rebound in the fourth quarter, after an extended period of persistent macro headwinds – ranging from the war in Ukraine, soaring energy costs, rising inflation and fears of a recession in Europe, currency weakness versus the US dollar, a slump in the Asia property sector driven by higher interest rates, Chinese consumer weakness and the ongoing pressure of China’s zero-COVID policy.
The Fund's strong fourth-quarter performance doesn't reflect the tremendous volatility experienced during the quarter.  The quarter began amid extreme pessimism as Chinese leader Xi Jinping cemented a third term in office, continuing the draconian zero-Covid strategy. While we underestimated the duration of China's zero-Covid policy, China's exit from dynamic zero-Covid was faster than anyone expected. China and Hong Kong rebounded sharply as the Chinese policy environment turned more supportive for the battered property and tech sectors and in the wake of US President Joe Biden and Xi Jinping’s meeting in which they expressed a willingness to engage over issues constructively. European equity markets also saw gains as inflation appeared to peak in October, UK gilt yields and currency stabilized with the appointment of new Prime Minister Rishi Sunak and Chancellor Jeremy Hunt, the European Central Bank  slowed its rate hikes and gas prices fell, helping to alleviate consumer price pressure.
While US dollar strength compounded local-denominated losses in 2022, the fourth quarter brought some relief. The US dollar peaked against European and Asian currencies, especially the Japanese yen, which appreciated about 10% during the fourth quarter against the US dollar. We believe the US dollar is expensive and could provide a multi-year tailwind to European and Asian currencies if conditions reverse.
The top contributors in the fourth quarter were among the top detractors in the prior nine months, and we believe we are still in the early stages of these businesses rebounding from overly discounted levels. In addition to the positive macro tailwinds that have persisted in early January, our management teams are taking action across the board, including spinning-off or selling assets, buying back heavily discounted shares and/or considering mergers and acquisitions  for whole businesses. Even in the likely case that we see continued volatility in 2023, we believe the companies we own can close the price-to-value gap.
Contribution To Return

GRUMA – Corn flour and tortilla manufacturing company Gruma was the top performer in the fourth quarter and a solid performer for the year. This Mexican based consumer packaged goods company is a great, stable (read: boring) company that does not get the same valuation credit as inferior peers given it is headquartered in Mexico. Gruma issued its first comprehensive ESG report in October. The company made important ethical and environmental commitments, adopting scope 1 and 2 reporting, supported by a materiality analysis, measurable goals linked to the UN Sustainable Development Goals (SDGs) and actionable next steps to achieve them. We applaud the progress made at the company and look forward to seeing how they progress from here.
Richemont – Swiss luxury good company Richemont was a top contributor in a quarter in which our appraisal for the business grew 10%. The company announced its first set of results following the announced disposal of Yoox Net-a-Porter, and, as expected, removing this distraction focused the market on the best-in-class performance of the jewelry maisons. Richemont is benefitting from Chinese Covid lockdowns coming to an end, opening the prospect of the return of high-spending Chinese tourists. Branded jewelry benefits from several structural drivers, including the shift from unbranded to branded (only 25% of the market), the growth of the emerging market middle classes, growth in the underpenetrated US market and, increasingly, the rise of fine jewelry and watches as an investment asset class and store of wealth. With Richemont’s best-in-class brands they remain well-placed to outperform.
flatexDegiro– German-listed digital broker flatexDEGIRO was the single largest absolute and relative detractor for the year. In early December, the company announced disappointing results and lowered 2022 full year guidance. flatexDEGIRO ran into problems properly capitalizing its business in the wake of large growth over the last few years. We reduced our holding in the company in the third quarter and exited the remaining position in December. This was an especially frustrating outcome given it resulted in a permanent loss of capital, but we moved on quickly when events changed our outlook.
Domino’s Pizza Group – UK-listed Domino’s Pizza Group (DPG) was among the top contributors in the fourth quarter, but still ended the year as a top detractor for the full period. DPG announced in the first half that CEO Dominic Paul was stepping down, which resulted in a steep price decline, followed by further pressure in the third quarter as macro concerns over the UK consumer and a weak pound weighed on the stock price. To the good, DPG announced that Elias Diaz, whom we helped place on the board in 2019 and who brings extensive industry experience, capital allocation discipline and an ownership mindset to the business, was taking over as CEO. In November, the company rebounded on the back of reporting positive results, increased share buybacks and improved market share. It was nice to see a solid first quarter for new CEO Diaz and new CFO Edward Jamieson. We believe they will continue to execute from here.
Millicom - Latin American cable company Millicom was also a top detractor for the year after the company executed a poorly timed and steeply discounted rights offering to fund a strategic acquisition of the half of its Guatemala business that Millicom didn't already own. Additionally, Millicom faced competitive pressures in multiple markets. The company’s stock price rebounded in the fourth quarter after French telecom investor Xavier Niel took a 7% stake in Millicom, highlighting the large price-to-value gap. After quarter end, Millicom’s share price rallied 15% in a day when rumors broke that Apollo Global Management and former SoftBank executive Marcelo Claure were exploring a potential acquisition of the company.
Lanxess – German-listed specialty chemical company Lanxess was among the top detractors in the year, led by steep declines in the first half given its perceived cyclical exposure to commodities, and specifically Russian gas. Lanxess stabilized mid-year on the back of reporting solid first quarter earnings ahead of expectations with consistent fiscal year 2022 guidance and an ability to pass through raw materials costs in the face of inflation. In May, the company announced a two-part deal to sell its DSM Engineering Materials business and enter into a joint venture with Advent/DSM in exchange for €1.1 billion in cash and a stake in the new entity. Lanxess was a top contributor in the fourth quarter on the back of solid results, increased margin targets and decreased capex and restructuring costs, all resulting in much stronger free cash flow power upside, even in a challenging environment.
Portfolio Activity
As market volatility expanded our universe of compelling opportunities, we bought seven new companies and sold five in the year. We initiated two new positions in the fourth quarter – a consumer staples business that we have successfully owned before and a life-sciences company we have long admired and finally had the opportunity to own at a discount. Both are currently undisclosed while we fill out the position sizes. As discussed above, we exited our position in German company flatexDEGIRO when our outlook for the business changed. We added to two heavily discounted holdings and trimmed several businesses that rebounded in the fourth quarter.
Outlook
The International Fund remains fully invested with approximately 3% cash, and our on-deck list has continued to grow longer and broader amid market volatility. Our management teams are taking productive actions to build and recognize value across the portfolio.
We still believe that the S&P 500 looks elevated – or at best fairly valued – on potentially too-high earnings assumptions, and Non-US markets remain statistically cheaper with potentially more attractive macro tailwinds to come than US markets. The portfolio reached a near all-time low P/V ratio of 51% in the second half and ended the year in the high-50s, which has historically been a great time to invest with us.

Performance History (Unaudited)
International Fund
Comparison of Change in Value of $10,000 Investment
Since Inception October 26, 1998
Average Annual Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year	20 Year	Since Inception 10/26/1998
International Fund	-18.69%	-2.36%	2.21%	4.51%	5.68%
MSCI EAFE Index	-14.45	1.54	4.67	6.43	4.25
The index is unmanaged. Because the MSCI EAFE Index was available only at month-end in 1998, we used the 10/31/98 value for performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com. The International Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.
As reported in the Prospectus dated May 1, 2022, the total expense ratio for the International Fund is 1.17% (gross) and 1.15% (net).  This expense ratio is subject to a contractual fee waiver to the extent the fund's normal annual operating expenses exceed 1.15% of average annual net assets.  Please refer to the Financial Highlights within this report for the Fund's current expense ratio.

Portfolio Summary (Unaudited)
International Fund
Top 10 Portfolio Holdings at December 31, 2022
Net Assets
EXOR N.V.	6.3%
Gruma, S.A.B. DE C.V.	6.1
Glanbia plc	5.4
Applus Services, S.A.	5.0
Prosus N.V.	5.0
Fairfax Financial Holdings Limited	4.9
Compagnie Financiere Richemont SA	4.9
LANXESS AG	4.7
Alibaba Group Holding Limited	4.6
CK Hutchison Holdings Limited	4.5
51.4%
Portfolio Changes January 1, 2022 through December 31, 2022
New Holdings	Quarter
adidas AG	2Q
Alibaba Group Holding Limited	1Q
Becle, S.A.B. de C.V.	4Q
Eurofins Scientific	4Q
Housing Development Finance Corporation Ltd.	2Q
Kering	2Q
Seria Company Ltd.	1Q

Eliminations
adidas AG	3Q
flatexDegiro AG	4Q
Great Eagle Holdings Limited	1Q
Holcim Ltd	2Q
Seria Company Ltd.	2Q
Sector Composition
Net Assets
Consumer Discretionary	36.3%
Consumer Staples	22.0
Financials	18.0
Industrials	9.5
Communication Services	6.3
Materials	4.7
Health Care	0.2
Cash & Other	3.0
100.0%
Regional Compostion
Net Assets
Europe Ex-United Kingdom	45.2%
Asia Ex-Japan	25.7
North America	17.4
United Kingdom	8.7
Cash & Other	3.0
100.0%

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio of Investments
International Fund
Common Stocks
	Shares	Value	% of Net Assets
Beverages
Becle, S.A.B. de C.V. (Mexico)	7,378,752	$ 16,111,970	2.3%
Capital Markets
Lazard Ltd - Class A(a) (United States)	811,826	28,146,007	4.1
Chemicals
LANXESS AG (Germany)	810,812	32,721,101	4.7
Diversified Financial Services
EXOR N.V. (Netherlands)	597,521	43,685,797	6.3
Housing Development Finance Corporation Ltd. (India)	587,667	18,736,014	2.7
		62,421,811	9.0
Entertainment
Juventus Football Club S.p.A.* (Italy)	60,638,271	20,524,617	2.9
Food Products
Glanbia plc (Ireland)	2,967,092	37,859,394	5.4
Gruma, S.A.B. DE C.V. (Mexico)	3,153,015	42,121,102	6.1
Premier Foods plc (United Kingdom)	22,538,242	29,590,902	4.3
WH Group Limited (Hong Kong)	46,665,022	27,142,471	3.9
		136,713,869	19.7
Hotels, Restaurants & Leisure
Accor S.A.* (France)	1,230,878	30,765,805	4.4
Domino's Pizza Group PLC (United Kingdom)	8,503,380	30,161,993	4.4
Jollibee Foods Corporation (Philippines)	6,818,370	28,194,344	4.1
Melco International Development Limited* (Hong Kong)	23,653,700	25,637,254	3.7
		114,759,396	16.6
Household Durables
Gree Electric Appliances, Inc. of Zhuhai (China)	3,250,046	15,110,187	2.2
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	5,180,500	31,094,482	4.5
Insurance
Fairfax Financial Holdings Limited (Canada)	56,881	33,694,641	4.9
Internet & Direct Marketing Retail
Alibaba Group Holding Limited* (China)	2,878,600	31,808,448	4.6
Prosus N.V. (Netherlands)	500,858	34,554,445	5.0
		66,362,893	9.6
Life Sciences Tools & Services
Eurofins Scientific (France)	21,900	1,572,078	0.2
Professional Services
Applus Services, S.A. (Spain)	5,090,281	34,954,638	5.0
Textiles, Apparel & Luxury Goods
Compagnie Financiere Richemont SA (Switzerland)	250,792	32,520,371	4.7
Kering (France)	40,484	20,606,314	3.0
		53,126,685	7.7
Wireless Telecommunication Services
Millicom International Cellular S.A.* (Sweden)	1,849,634	23,424,307	3.4
Total Common Stocks (Cost $642,882,412)		670,738,682	96.8
See Notes to Financial Statements.

Warrants
	Shares	Value	% of Net Assets
Textiles, Apparel & Luxury Goods
Compagnie Financiere Richemont SA Warrants, exercise price $72.46, 11/22/23* (Switzerland) (Cost $0)	1,311,288	$ 1,091,972	0.2%
Short-Term Obligations
	Principal Amount
Repurchase agreement with State Street Bank, 3.55%, dated 12/30/22, due 01/03/23, Repurchase price $20,426,054 (Collateral: $20,826,431 U.S. Treasury Bond, 4.00% due 10/31/29, Par $20,745,400) (Cost $20,418,000)	20,418,000	20,418,000	2.9
Total Investments (Cost $663,300,412)		692,248,654	99.9
Other Assets (Liabilities), Net		477,526	0.1
Net Assets		$ 692,726,180	100.0%

*	Non-income producing security.
(a)	Master Limited Partnership
Country Weightings
Net Assets
Hong Kong	12.1%
Netherlands	11.3
United Kingdom	8.7
Mexico	8.4
France	7.6
China	6.8
Ireland	5.4
Spain	5.0
Canada	4.9
Switzerland	4.9
Germany	4.7
Philippines	4.1
United States	4.1
Sweden	3.4
Italy	2.9
India	2.7
Cash & Other	3.0
100.0%
See Notes to Financial Statements.

Management Discussion (Unaudited)
Global Fund
Longleaf Partners Global Fund added 10.19% in the fourth quarter, ending the year down 24.15%, while the MSCI World returned 9.77% in the quarter and fell 18.14% in the year. Multiple companies rebounded in the fourth quarter, delivering strong double-digit returns that continued into the first part of 2023 as we are writing this letter. While we recognize that more near-term volatility may be in store, we believe this is only the beginning of better performance.
Our 2022 annual returns were subpar and lagged our expectations, driven primarily by declines at a handful of detractors – Lumen, IAC and Warner Bros. Discovery – which more than accounted for the relative performance gap, as well as a large portion of the disappointing absolute performance over the last year. We discuss these positions and others in more detail below.
Last month we were talking with a long-time Southeastern observer. He said that with the two macro themes laid out in our 2021 annual letter – 1) no more free money / interest rates going up; 2) more market sanity after years of growth at all costs beating everything – he would have expected a better year for Southeastern in 2022. We agreed with him. In this talk and others like it, we spent the most time going stock-by-stock, detailing how we own high-quality companies that we believe will deliver more free cash flow (FCF) per share than current results and market expectations, leading to better future returns.
We have demonstrated long-term skill as bottom-up stock pickers, but partly because of this deep, micro research focus, it has taken us too long to learn some larger lessons. Our approach remains neither purely statistical value (which has done better this year after being out of favor for the last 15) nor compounders-at-any-cost (which has done much worse this year, after dominating for more than a decade). We believe seeking out the best of both served us well for our first three decades and will again serve us well from here.
Southeastern is at its best when we find temporarily unloved but high-quality companies with short-term earnings per share (EPS) below long-term free cash per share. We have picked many good stocks that fit this description. But we have held ourselves back by making certain portfolio management decisions and investing too early in certain types of stocks. We have done internal and external analysis to better quantify these mistakes, and the impact is large. While you should be wary if we were about to say that there is one magic thing or 10 minor tweaks that will take the next several years back up to our standards, we believe that the following three guidelines will make us much better. As Charlie Munger said: “All I want to know is where I’m going to die, so I won’t go there.” We have been wounded at these three places too often, so we will avoid them in the future.
1) Overweights: The numbers show that we are more often than not good stock pickers, but we have not done well with our overweighting decisions for a long time. After trying for years to qualitatively fix this problem, we are now limiting our discretion on this matter by not allowing stocks to get above 6.5% weightings in the portfolio for any extended period of time. Sometimes we will have companies temporarily pop over this level on good news, but the longer stocks have stayed at weightings like this, the worse they have done for us.
2) Leverage: Southeastern has made good investments in companies that have net debt on the balance sheet, but some of our more disappointing investments have had excessive leverage. Previously, we have given ourselves too much leeway on these kinds of investments because we were too attracted by a low price-to-value ratio on equity value (P/V), when we should have focused more on the price to enterprise value ratio (P/EV) that better accounts for a company’s balance sheet. Going forward, once a prospective or existing investment crosses over 3x Net Debt to EBITDA (earnings before interest, taxes, depreciation and amortization), P/EV will become the key factor, not P/V or price to free cash flow (P/FCF). Often a P/V of 65% on a levered company can be closer to 80% on P/EV, leading to less margin of safety. It is also true that not all Net Debt to EBITDA ratios are created equal. 4x of long-term, non-recourse debt on a company with contracted, stable EBITDA that converts into free cash flow at a high rate can be better than 3.5x of short-term bank debt on a more volatile company (especially if it is not at the trough of a cycle) with less attractive free cash flow generation. The public markets start to differentiate on companies once they get over 3x and are harshest over 4x. Private equity, meanwhile, has benefitted from getting to mark their own prices on investments levered at well over 4x. We are now in the early stages of this coming home to roost, and we look forward to seeing private equity price marks catch up to public market peers. Back to what we can do about things, we will use a grid of P/EVs to pay ranging from the 70s for stable, high-quality companies levered closer to 3x to sub-60 (often equating to P/Vs in the 40s or below) for more volatile companies levered over 4x. If there are excessive financial liabilities that put the company’s future at significant risk, we won’t play at all.
3) Holding Companies: Value has been created at complex holding companies (holdcos) operating across multiple businesses. Berkshire Hathaway, Liberty Media and EXOR are prime examples that we have invested in at

Southeastern. Companies like this can be dangerously seductive for value hounds like us. We get to dig into the footnotes and own multiple, high-quality assets when the market focuses too much on a consolidated EPS or book multiple. There have been, however, too many examples where our partners were not of the caliber of the above three and/or where we have been early before the market punishes anything complex, which often happens in a bear market. Going forward, we will do two things on these companies: 1) qualitatively, we must insist on higher quality partners who are manic about closing the price-to-value gap, since these structures magnify the plusses and minuses of the people involved; 2) quantitatively, when these companies have publicly traded parts, we need to use the lower of price or value of each sub-part when calculating the value of the entire holdco.
We understand that it might take time to earn your trust that we have changed on these fronts, and we are very grateful for our long-term and new clients who are with us today. The changes are in place, and the analysis supports our view that they can make a big difference. By the time this is obvious, the greatest opportunity to invest with us will be gone.
Contribution To Return
CNX Resources (CNX) - CNX was the top contributor for the year, but we were surprised it wasn’t an even larger one. Its value per share strongly outgrew its price performance for the year. While all energy companies saw a boost from higher prices, CNX had previously done more price hedging than peers. This decision held back near-term reported earnings, which remain the market’s focus. This helped relative returns at unhedged and more leveraged companies that were hoping for higher prices. CNX has been taking advantage of a widening price-to-value gap for itself as the year went on by continuing to be one of our largest share repurchasers. When you combine strong capital allocation like this with geopolitical conflict solidifying the long-term value of North American natural gas while hedges roll off with the passage of time, we remain excited about CNX’s future.
Affiliated Management Group (AMG) – Asset management holding company AMG was a top contributor in the quarter after reporting results and a positive outlook well ahead of expectations. CEO Jay Horgen is proving to be a great partner, and we believe it is still early days as AMG’s diversification of asset classes and management styles is becoming better appreciated.
General Electric (GE) – Formerly one of our most hated companies, industrial conglomerate GE is now on the verge of beginning its breakup into three separate businesses. It has been a solid relative contributor for the year with further potential upside in 2023 and beyond.
Lumen – Global fiber company Lumen was the top absolute and relative detractor for both periods. This long-term position had a history of managing costs and producing steady free cash flow under the leadership of former CEO Jeff Storey, but its organic revenue growth has been disappointing for a few years and its cash flow began to disappoint recently. In September, the company announced a new CEO, Kate Johnson, would take over. Although her experience at Microsoft and proven track record of delivering organic growth make her a good fit for the role, the communication of her hire was mishandled. The stock price declined on the initial news and fell further as a previously feared dividend cut was announced in November. Lumen also announced in November the positive news of the planned sale of its Europe business for 11x EBITDA (when the whole company is now selling at 5x EBITDA) and a $1.5 billion share repurchase authorization, on top of closing on the previously announced sale of part of its consumer business to Apollo in October. The recent moves are creating a clearer business mix and stronger balance sheet, and we believe we could see additional positive moves to finally separate the legacy Level 3/Qwest business from the remaining quality local market assets.
IAC – Digital holding company IAC saw its conglomerate discount grow wider over the course of the year as technology stocks declined precipitously. This time last year, we thought we were paying a low-double-digit multiple of FCF power for a growing collection of assets led by great people. We now think that is a mid-single-digit multiple and that the people remain aligned. While underlying holding company MGM is doing well, other parts of this holdco have not yet delivered. Angi reported another disappointing quarter and has undergone a necessary management change that is already producing better results. Dotdash Meredith is facing a tough online ad market, but the integration of the two businesses is on track. We remain confident in CEO Joey Levin and Chairman Barry Diller’s ability to close the wide price-to-value gap at IAC.
Warner Bros Discovery – Media conglomerate Warner Bros Discovery (WBD) was another top detractor in the quarter and for the year. As has been documented in almost every form of media over the last several months, while we and WBD’s board/management knew there were things wrong at Warner Brothers under AT&T, it turned out to be even worse than expected. The aforementioned advertising market is not helping WBD either. While the brand and library values remain intact, the realization of this value has been deferred. With leverage closer to 5x than the sub-4x we thought we would be looking at in 2023, the market’s judgment has been harsh. We remain confident in management and growing free cash flow from here, with eight different insiders buying shares personally this year. We encourage you to listen to Global Fund PM Ross Glotzbach interviewing WBD CEO and President David Zaslav in the latest episode of the Price-to-Value Podcast at southeasternasset.com.
Millicom - Latin American cable company Millicom was a top detractor for the year after the company executed a poorly timed and steeply discounted rights offering to fund a strategic acquisition of the half of its Guatemala business that Millicom didn't already own. Additionally, Millicom faced competitive pressures in multiple markets. The company’s stock price rebounded in the fourth quarter after French telecom investor Xavier Niel took a 7% stake in Millicom, highlighting the large price to value gap. After quarter end, Millicom’s share price rallied 15% in a day when rumors broke that Apollo Global Management and former SoftBank executive Marcelo Claure were exploring a potential acquisition of the company.
Portfolio Activity
We sold five companies and bought six new businesses this year as persistent market volatility threw out a number of compelling new opportunities. We had no new additions or exits in the fourth quarter. We added opportunistically to heavily discounted businesses and trimmed several positions, including companies like AMG and EXOR whose strong performance in the quarter drove them over the 6.5% position limit.
Outlook
Some of our overall market views remain similar to previous years: the S&P 500 still looks elevated or fairly valued on potentially too-high earnings assumptions, but the median multiple is more attractive than the average multiple in this top-heavy index; the Russell 2000 looks better on its reported multiple, but this ignores many unprofitable companies; Non-US markets are statistically cheaper than US markets. The S&P 500 next twelve months’ EPS multiple is currently 17x, while the US 10-year treasury yield ended the year at 3.8% vs. one year ago at 1.5%. This is an interesting contrast to 10 years ago when the index was at 12x and the 10-year was at 1.8%, or 20 years ago when the numbers were 15x and 3.8%. The lesson is that there is a lot more that goes into valuation than just discount rates, but they are an important factor.
Our portfolio is at a NTM (next twelve months) P/E of 8x vs. these numbers. That remains an unusually wide gap. The portfolio reached a near-all-time low P/V ratio in the high-40s% in the second half and remains in the low-50s% today.
While most asset classes felt pain from higher interest rates this year, that is more priced in now, and some of the main free-money beneficiaries are significantly off their highs. The initial punch in the face has been felt by all, and now our partners are taking productive actions to differentiate themselves at an impressive rate:
We continue to believe that money costing something again is a healthy, long-term development for the capital markets in general and for Southeastern in particular. The change was abrupt, but our portfolios are positioned well for the future. The portfolio ended the year with 6% cash, and our on-deck list remains healthy. We look forward to the changes we have discussed leading to better returns. Thank you for your long-term partnership.

Performance History (Unaudited)
Global Fund
Comparison of Change in Value of $10,000 Investment
Since Inception December 27, 2012
Average Annual Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year	Since Inception 12/27/2012
Global Fund	-24.15%	-3.02%	3.11%	3.11%
MSCI World Index	-18.14	6.14	8.85	8.86
The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com. The Global Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.
As reported in the Prospectus dated May 1, 2022, the total expense ratio for the Global Fund is 1.31% (gross) and 1.15% (net).  This expense ratio is subject to a contractual fee waiver to the extent the fund's normal annual operating expenses exceed 1.15% of average annual net assets.  Please refer to the Financial Highlights within this report for the Fund's current expense ratio.

Portfolio Summary (Unaudited)
Global Fund
Top 10 Portfolio Holdings at December 31, 2022
Net Assets
Affiliated Managers Group, Inc.	6.3%
EXOR N.V.	6.2
General Electric Company	6.1
Lumen Technologies, Inc.	6.1
Prosus N.V.	6.1
FedEx Corporation	5.9
Glanbia plc	5.2
CNX Resources Corporation	5.0
IAC/InterActiveCorp	4.9
Warner Bros., Discovery, Inc.	4.8
56.6%
Portfolio Changes January 1, 2022 through December 31, 2022
New Holdings	Quarter
adidas AG	2Q
Alphabet Inc.	2Q
Glanbia plc	1Q
Kering	2Q
PVH Corp.	2Q
Warner Music Group Corp.	3Q

Eliminations
adidas AG	3Q
Biogen Inc.	2Q
Fiserv, Inc.	1Q
Gree Electric Appliances, Inc. of Zhuhai	1Q
The Williams Companies, Inc.	1Q
Sector Composition
Net Assets
Consumer Discretionary	28.6%
Communication Services	27.8
Financials	16.8
Industrials	14.8
Consumer Staples	5.2
Energy	5.0
Cash & Other	1.8
100.0%
Regional Compostion
Net Assets
North America	65.1%
Europe Ex-United Kingdom	26.8
Asia Ex-Japan	6.3
Cash & Other	1.8
100.0%

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio of Investments
Global Fund
Common Stocks
	Shares	Value	% of Net Assets
Air Freight & Logistics
FedEx Corporation (United States)	76,385	$ 13,229,882	5.9%
Capital Markets
Affiliated Managers Group, Inc. (United States)	89,729	14,215,766	6.3
Diversified Financial Services
EXOR N.V. (Netherlands)	190,254	13,909,800	6.2
Diversified Telecommunication Services
Lumen Technologies, Inc. (United States)	2,635,455	13,757,075	6.1
Entertainment
Warner Bros., Discovery, Inc.* (United States)	1,143,725	10,842,513	4.8
Warner Music Group Corp. (United States)	211,464	7,405,469	3.3
		18,247,982	8.1
Food Products
Glanbia plc (Ireland)	910,977	11,623,852	5.2
Hotels, Restaurants & Leisure
Accor S.A.* (France)	246,597	6,163,694	2.7
Hyatt Hotels Corporation - Class A* (United States)	75,272	6,808,352	3.0
Melco International Development Limited* (Hong Kong)	7,284,388	7,895,243	3.5
MGM Resorts International (United States)	295,203	9,898,157	4.4
		30,765,446	13.6
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	1,058,529	6,353,520	2.8
General Electric Company (United States)	165,080	13,832,053	6.1
		20,185,573	8.9
Insurance
Fairfax Financial Holdings Limited (Canada)	16,351	9,685,854	4.3
Interactive Media & Services
Alphabet Inc. - Class C* (United States)	102,822	9,123,396	4.0
IAC, Inc.* (United States)	247,349	10,982,296	4.9
		20,105,692	8.9
Internet & Direct Marketing Retail
Prosus N.V. (Netherlands)	197,970	13,658,050	6.1
Leisure Products
Mattel, Inc.* (United States)	599,444	10,694,081	4.7
Oil, Gas & Consumable Fuels
CNX Resources Corporation* (United States)	669,755	11,278,674	5.0
Textiles, Apparel & Luxury Goods
Kering (France)	8,172	4,159,540	1.9
PVH Corp. (United States)	74,816	5,281,261	2.3
		9,440,801	4.2
Wireless Telecommunication Services
Millicom International Cellular S.A.* (Sweden)	840,387	10,642,907	4.7
Total Common Stocks (Cost $252,687,991)		221,441,435	98.2
See Notes to Financial Statements.

Short-Term Obligations
	Principal Amount	Value	% of Net Assets
Repurchase agreement with State Street Bank, 3.55%, dated 12/30/22, due 01/03/23, Repurchase price $3,952,558 (Collateral: $4,030,080 U.S. Treasury Bond, 4.00% due 10/31/29, Par $4,014,000) (Cost $3,951,000)	3,951,000	$ 3,951,000	1.8%
Total Investments (Cost $256,638,991)		225,392,435	100.0
Other Assets (Liabilities), Net		6,338	—
Net Assets		$225,398,773	100.0%

*	Non-income producing security.
Country Weightings
Net Assets
United States	60.8%
Netherlands	12.3
Hong Kong	6.3
Ireland	5.2
Sweden	4.7
France	4.6
Canada	4.3
Cash & Other	1.8
100.0%
See Notes to Financial Statements.

Statements of Assets and Liabilities
at December 31, 2022
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Assets:
Non-affiliated investments in securities, at value (Cost $1,400,992,696, $883,253,393, $663,300,412, $256,638,991, respectively)	$ 1,236,325,010	$ 886,109,675	$ 692,248,654	$ 225,392,435
Affiliated investments, at value (Cost $0, $411,237,993, $0, $0, respectively)	—	292,706,456	—	—
Cash	827	931	516	409
Receivable from:
Fund shares sold	47,789	85,214	406,140	162,500
Dividends and interest	868,664	16,636	4,027	101,828
Securities sold	—	1,954,395	—	—
Investment Counsel	305,098	111,169	123,770	43,285
Foreign tax reclaims	—	485,914	916,577	37,875
Other assets	58,534	36,810	19,368	11,005
Total Assets	1,237,605,922	1,181,507,200	693,719,052	225,749,337
Liabilities:
Payable for:
Fund shares redeemed	628,966	1,350,014	136,625	58,959
Investment Counsel fee	889,276	858,762	616,757	218,064
Administration fee	107,246	103,178	59,092	19,383
Other accrued expenses	191,466	151,201	180,398	54,158
Total Liabilities	1,816,954	2,463,155	992,872	350,564
Net Assets	$ 1,235,788,968	$ 1,179,044,045	$ 692,726,180	$ 225,398,773
Net assets consist of:
Paid-in capital	$ 1,436,583,742	$ 1,638,866,719	$ 820,388,471	$ 269,253,957
Total distributable earnings (losses)	(200,794,774)	(459,822,674)	(127,662,291)	(43,855,184)
Net Assets	$1,235,788,968	$1,179,044,045	$ 692,726,180	$225,398,773
Net asset value per share	$ 18.26	$ 20.98	$ 13.82	$ 10.04
Fund shares issued and outstanding (unlimited number of shares authorized, no par value)	67,693,980	56,196,333	50,128,312	22,455,045
See Notes to Financial Statements.

Statements of Operations
For the Year Ended December 31, 2022
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Investment Income:
Dividends from non-affiliates (net of foreign tax withheld of $193,292, $367,820, $1,032,564, $60,568, respectively)	$ 23,974,169	$ 21,678,125	$ 14,205,252	$ 4,051,797
Dividends from affiliates	—	5,056,180	—	—
Interest from non-affiliates	497,432	448,970	172,505	60,792
Total Investment Income	24,471,601	27,183,275	14,377,757	4,112,589
Expenses:
Investment Counsel fee	12,382,717	12,419,680	8,566,235	3,119,151
Administration fee	1,517,696	1,522,624	840,693	277,258
Transfer agent fees and expenses	1,114,178	687,788	474,324	83,205
Trustees’ fees and expenses	280,621	278,284	177,715	52,378
Custodian fees and expenses	79,083	85,170	225,140	50,133
Other	268,758	349,520	289,744	117,767
Total Expenses	15,643,053	15,343,066	10,573,851	3,699,892
Expenses waived and/or reimbursed	(3,653,257)	(878,138)	(905,885)	(511,426)
Net expenses	11,989,796	14,464,928	9,667,966	3,188,466
Net Investment Income	12,481,805	12,718,347	4,709,791	924,123
Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss):
Non-affiliated securities	(10,066,839)	2,225,168	(126,068,525)	(13,478,116)
Affiliated securities	—	(21,506,717)	—	—
Foreign currency transactions	(35,836)	7,840	(288,767)	(34,342)
Net Realized Loss	(10,102,675)	(19,273,709)	(126,357,292)	(13,512,458)
Change in Unrealized Depreciation:
Non-affiliated securities	(402,137,951)	(212,950,571)	(109,203,996)	(69,001,001)
Affiliated securities	—	(108,905,830)	—	—
Foreign currency transactions	—	(20,897)	(30,298)	(2,670)
Net Change in Unrealized Depreciation	(402,137,951)	(321,877,298)	(109,234,294)	(69,003,671)
Net Realized and Unrealized Loss	(412,240,626)	(341,151,007)	(235,591,586)	(82,516,129)
Net Decrease in Net Assets Resulting from Operations	$(399,758,821)	$ (328,432,660)	$(230,881,795)	$ (81,592,006)
See Notes to Financial Statements.

Statements of Changes in Net Assets
	Partners Fund		Small-Cap Fund
	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,
	2022	2021	2022	2021
Operations:
Net investment income	$ 12,481,805	$ 15,784,758	$ 12,718,347	$ 11,920,664
Net realized gain (loss) from investments and foreign currency transactions	(10,102,675)	163,941,062	(19,273,709)	35,790,197
Net change in unrealized appreciation (depreciation) from investments and foreign currency transactions	(402,137,951)	199,040,601	(321,877,298)	156,625,546
Net increase (decrease) in net assets resulting from operations	(399,758,821)	378,766,421	(328,432,660)	204,336,407
Distributions to Shareholders:
Total distributions	(54,452,997)	(132,876,305)	(14,002,380)	(14,996,985)
Capital Share Transactions:
Net proceeds from sale of shares	23,139,887	31,840,796	56,083,266	93,953,226
Reinvestment of shareholder distributions	49,868,871	121,853,989	12,677,209	13,776,200
Cost of shares redeemed	(185,212,828)	(252,690,701)	(377,003,254)	(304,065,587)
Net increase (decrease) in net assets from fund share transactions	(112,204,070)	(98,995,916)	(308,242,779)	(196,336,161)
Total increase (decrease) in net assets	(566,415,888)	146,894,200	(650,677,819)	(6,996,739)
Net Assets:
Beginning of year	1,802,204,856	1,655,310,656	1,829,721,864	1,836,718,603
End of year	$1,235,788,968	$ 1,802,204,856	$ 1,179,044,045	$1,829,721,864
Capital Share Transactions:
Issued	1,070,934	1,254,254	2,350,071	3,529,734
Reinvested	2,585,813	5,151,744	602,956	524,808
Redeemed	(8,613,338)	(9,946,781)	(16,314,841)	(11,511,273)
Net increase (decrease) in shares outstanding	(4,956,591)	(3,540,783)	(13,361,814)	(7,456,731)
See Notes to Financial Statements.

	International Fund		Global Fund
	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,
	2022	2021	2022	2021
Operations:
Net investment income	$ 4,709,791	$ 6,443,842	$ 924,123	$ 2,181,385
Net realized gain (loss) from investments and foreign currency transactions	(126,357,292)	64,311,494	(13,512,458)	23,735,799
Net change in unrealized appreciation (depreciation) from investments and foreign currency transactions	(109,234,294)	(101,367,090)	(69,003,671)	1,953,889
Net increase (decrease) in net assets resulting from operations	(230,881,795)	(30,611,754)	(81,592,006)	27,871,073
Distributions to Shareholders:
Total distributions	(4,623,926)	(8,589,182)	(2,014,434)	(23,396,030)
Capital Share Transactions:
Net proceeds from sale of shares	144,696,547	338,868,451	15,698,147	5,785,930
Reinvestment of shareholder distributions	3,419,370	7,058,972	1,808,710	21,157,121
Cost of shares redeemed	(499,956,199)	(192,816,901)	(51,828,887)	(30,711,457)
Net increase (decrease) in net assets from fund share transactions	(351,840,282)	153,110,522	(34,322,030)	(3,768,406)
Total increase (decrease) in net assets	(587,346,003)	113,909,586	(117,928,470)	706,637
Net Assets:
Beginning of year	1,280,072,183	1,166,162,597	343,327,243	342,620,606
End of year	$ 692,726,180	$1,280,072,183	$ 225,398,773	$343,327,243
Capital Share Transactions:
Issued	9,409,583	18,379,762	1,398,545	400,455
Reinvested	245,468	413,531	173,259	1,646,154
Redeemed	(34,341,406)	(11,059,759)	(4,847,594)	(2,160,139)
Net increase (decrease) in shares outstanding	(24,686,355)	7,733,534	(3,275,790)	(113,530)
See Notes to Financial Statements.

Notes to Financial Statements
Note 1.  Organization
Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and Longleaf Partners Global Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.
Note 2.  Significant Accounting Policies
The Funds follow the accounting and reporting guidance in FASB Accounting Standards Codification 946.
Management Estimates
The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”); these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.
Security Valuation
The following is a description of the valuation techniques applied to the Funds' investments (see also Note 7. Fair Value Measurements).
Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price, and categorized as Level 1 of the fair value hierarchy. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day's close, and categorized as Level 2.
In the case of bonds and other fixed income securities, valuations are furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities. Such securities are categorized as Level 2.
When market quotations are not readily available, valuations of portfolio securities are determined by Southeastern Asset Management, Inc. (“Southeastern”) in accordance with procedures adopted by and under the general supervision of the Funds' Board of Trustees (the "Board"). In determining fair value, Southeastern considers relevant qualitative and quantitative information including news regarding significant market or security specific events. Southeastern may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed. Such securities are categorized as either Level 2 or 3.
Repurchase agreements are valued at cost which, combined with accrued interest, approximates market value. Short-term U.S. Government obligations purchased with a remaining maturity of more than 60 days are valued through pricing obtained through pricing services approved by the Funds' Trustees. Obligations purchased with a remaining maturity of 60 days or less or existing positions that have less than 60 days to maturity generally are valued at amortized cost, which approximates market value. However, if amortized cost is deemed not to reflect fair value, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Such securities are categorized as Level 2.
The Funds determine net asset values (“NAVs”) once a day, at the close of regular trading on the New York Stock Exchange (“Exchange”) (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. Foreign securities are generally priced at the latest market close in the foreign market, which may be at different times or days than the close of the Exchange. If country specific (i.e. natural disaster, economic or political developments), issuer specific (i.e. earnings report, merger announcement), or U.S. markets-specific (i.e. significant movement in U.S. markets that would likely affect the value of foreign securities) events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the Exchange, foreign securities may be fair valued by

Southeastern in accordance with procedures adopted by and under the general supervision of the Board using observable data (i.e. trading in depository receipts) or using an external pricing service approved by the Board.  The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities. Such securities are categorized as Level 2.
Security Transactions
For financial reporting purposes, the Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount using the effective interest method. The Funds record distributions received from investments in Real Estate Investment Trusts (“REITs”) and Master Limited Partnerships ("MLPs") in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts once the issuers provide information about the actual composition of the distributions.
Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Federal Income Taxes
The Funds' policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. Reclassifications are made within the Funds' capital accounts for permanent book and tax basis differences.
The Funds' tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances. Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2019 through 2022), and has concluded that no provision for federal income tax is required in the Funds' financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Funds did not incur any interest or penalties during the period.
Repurchase Agreements
The Funds may engage in repurchase agreement transactions. The Fixed Income Clearing Corporation (“FICC”) sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through FICC, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If FICC becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.
Options
The Funds may purchase and sell (“write”) call and put options on various instruments including securities to gain long or short exposure to the underlying instruments. An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. The cost of purchased options that expire unexercised are treated, on expiration date, as realized losses on investments.
The market value of exchange traded options is the last sales price, and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) options are valued at the mean of their closing bid and ask prices supplied by the counterparty in accordance with fair value procedures established by and under the general supervision of the Funds' Trustees, and are categorized in Level 2 of the fair value hierarchy.
Risk of Options
Gains on investment in options may depend on correctly predicting the market value direction of the underlying security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position and a Fund may experience losses as a result of such illiquidity. Listed options involve minimal counter-party risk since listed options are guaranteed against default by the exchange on which they trade. When purchasing OTC options, the Funds bear the risk of economic loss from counterparty default, equal to the market value of the option.
Counterparty Risk and Collateral
The Funds have entered into collateral agreements with counterparties to mitigate risk on OTC derivatives. Collateral is generally determined based on the net unrealized gain or loss with each counterparty, subject to minimum exposure amounts. Collateral, both pledged by and for the benefit of a Fund, is held in a segregated account at the Funds' custodian bank and is comprised of assets specific to each agreement.
Risks Associated with Health Crises
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect Fund performance.  For example, the COVID-19 pandemic has resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others.  The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time.  A health crisis may exacerbate other pre-existing political, social and economic risks.  Any such impact could adversely affect a Fund's performance, resulting in losses to your investment.
Please see the Funds' prospectus and statement of additional information for a complete discussion of these and other risks.
Note 3.  Investment Counsel Agreement and Other Transactions with Affiliates
Southeastern serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule:
Partners Fund	1.00% on first $400 million of average net assets 0.75% in excess of $400 million
Small-Cap Fund	1.00% on first $400 million of average net assets 0.75% in excess of $400 million
International Fund	1.10% on first $500 million of average net assets 0.90% in excess of $500 million
Global Fund	1.125% on first $500 million of average net assets 1.00% in excess of $500 million
Investment Counsel fees payable at December 31, 2022 and Investment Counsel fees expense for the period ended December 31, 2022 are disclosed on the Statements of Assets and Liabilities and the Statements of Operations, respectively.

Southeastern has contractually committed to waive fees and/or reimburse expenses so that each Fund's annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) do not exceed the following:
Partners Fund	0.79%
Small-Cap Fund	0.95
International Fund	1.15
Global Fund	1.15
Investment Counsel receivable at December 31, 2022, and expenses waived and/or reimbursed for the period ended December 31, 2022, are disclosed on the Statements of Assets and Liabilities and the Statements of Operations, respectively.  The Partners Fund and Small-Cap Fund fee-waiver agreements are in effect through at least April 30, 2023. The  International Fund and Global Fund fee-waiver agreements do not have a limited term. These agreements may not be terminated without Board approval.
Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, and oversight of daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets. Administration fee payable at December 31, 2022 and Administration fee expense for the period ended December 31, 2022 are disclosed in the Statements of Assets and Liabilities and Statements of Operations, respectively.
The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until resignation, removal, or mandatory retirement. “Independent Trustees,” meaning those Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (“1940 Act”) of the Trust, each receives annual compensation of $150,000 from the Trust, paid in four equal quarterly installments. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings. One Trustee of the Trust is an employee of Southeastern.  Trustee fees and expenses for the period ended December 31, 2022 are disclosed in the Statements of Operations.  There were no Trustee fees payable at December 31, 2022.
Note 4.  Investment Transactions
Purchases and sales of investment securities for the period ended December 31, 2022 (excluding short-term and U.S. government obligations) are summarized below:
	Purchases	Sales
Partners Fund	$568,121,239	$ 644,709,161
Small-Cap Fund	265,537,137	543,088,243
International Fund	217,980,692	486,067,482
Global Fund	89,222,098	108,667,693
Note 5.  Related Ownership
At December 31, 2022, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned the following:
% of Fund
Partners Fund	30%*
Small-Cap Fund	12*
International Fund	43*
Global Fund	69*

*	A significant portion consists of a few shareholders whose redemptions could have a material impact on the fund.

Note 6.  Affiliated Issuers
Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its voting stock during all or part of the period.  Affiliated companies during the period ended December 31, 2022 were as follows:
	Shares at 12/31/22	Value at 12/31/21	Purchases	Sales	Dividends	Net Realized Gain (Loss) 1/1/22 to 12/31/22	Net Unrealized Appreciation (Depreciation) 1/1/22 to 12/31/22	Value at 12/31/22
Small-Cap Fund
Anywhere Real Estate*	6,507,042	$131,685,993	$—	$24,273,424	$—	$(8,255,582)	$(57,576,990)	$41,579,998
Eastman Kodak Company Convertible Preferred Stock - Series B 4.0% (a)(b)	932,150	76,249,870	—	—	3,728,600	—	(9,880,790)	66,369,080
Empire State Realty Trust, Inc.	8,264,248	91,445,747	—	15,200,459	1,327,580	(7,870,154)	(12,674,103)	55,701,031
Oscar Health, Inc. - Class A*	14,568,462	71,473,347	28,119,300	4,343,687	—	(5,380,981)	(54,029,562)	35,838,417
Westrock Coffee Company - Class A*	6,796,159	—	67,961,590	—	—	—	22,835,094	90,796,684
Westrock Coffee Company - Class B*(a)	181,231	—	725	—	—	—	2,420,521	2,421,246
		$370,854,957	$96,081,615	$43,817,570	$5,056,180	$(21,506,717)	$(108,905,830)	$292,706,456
*
Non-income producing security.
(a)
Restricted security, see Portfolio of Investments for additional disclosures.
(b)
Investment categorized as Level 3 in fair value hierarchy.  See Note 7.
Note 7.  Fair Value Measurements
FASB ASC 820 established a single definition of fair value for financial reporting, created a three-tier framework for measuring fair value based on inputs used to value the Funds' investments, and required additional disclosure about the use of fair value measurements. The hierarchy of inputs is summarized below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)
Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds' own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.
A summary of the inputs used in valuing the Funds' investments at December 31, 2022 follows:
	Level 1	Level 2	Level 3	Total Value
Partners Fund
Common Stocks	$1,176,635,010	$ —	$ —	$ 1,176,635,010
Short-Term Obligations	—	59,690,000	—	59,690,000
	$1,176,635,010	$59,690,000	$ —	$ 1,236,325,010

Small-Cap Fund
Common Stocks	$1,040,819,805	$ 2,421,246	$ —	$1,043,241,051
Preferred Stock	—	—	66,369,080	66,369,080
Short-Term Obligations	—	69,206,000	—	69,206,000
	$1,040,819,805	$71,627,246	$66,369,080	$ 1,178,816,131
International Fund
Common Stocks	$ 670,738,682	$ —	$ —	$ 670,738,682
Warrants	1,091,972	—	—	1,091,972
Short-Term Obligations	—	20,418,000	—	20,418,000
	$ 671,830,654	$ 20,418,000	$ —	$ 692,248,654
Global Fund
Common Stocks	$ 221,441,435	$ —	$ —	$ 221,441,435
Short-Term Obligations	—	3,951,000	—	3,951,000
	$ 221,441,435	$ 3,951,000	$ —	$ 225,392,435
The following table provides quantitative information related to the significant unobservable inputs used to determine the value of Level 3 assets and the sensitivity of the valuations to changes in those significant unobservable inputs. These securities were valued by a third party specialist utilizing the income approach, which includes an analysis of various factors and subjective assumptions, including the current common stock price, expected period until exercise, expected volatility of the common stock, expected dividends, risk-free rate, credit quality of the issuer, and common stock borrow cost. Because a variety of factors and inputs, both observable and unobservable, are considered in determining fair values, the significant unobservable inputs presented below do not reflect all inputs significant to the fair value determination.
Fund	Investments in Securities	Fair Value (000s)	Valuation Technique	Unobservable Input	Value or Range of Input	Impact to Valuation from an Increase in Input*
Small-Cap Fund	Preferred Stock	$66,369	Binomial Latice Pricing	Straight Debt Yield	19%	Decrease
				Expected Volatility	59%	Increase
*	Represents the directional change in the fair value that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in insolation could result in significantly higher or lower fair value.
The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value at December 31, 2022:
Small-Cap Fund
Fair value at December 31, 2021	$ 76,249,870
Purchases	67,962,315
Transfers out(a)	(67,962,315)
Change in unrealized depreciation(b)	(9,880,790)
Fair value at December 31, 2022	$ 66,369,080
(a)
Transfers out of Level 3 were the result of (1) securities being registered with the SEC, and therefore were no longer illiquid and (2) unobservable inputs no longer being material to the valuation. Transfers are recognized at the beginning of the reporting period.
(b)
Statements of Operations location: Change in Unrealized Appreciation (Depreciation) Affiliated investments. The entire amount relates to assets held as of December 31, 2022.
Note 8.  Derivative Instruments
The Funds invested in options to hedge embedded currency exposure related to specific holdings.  The Funds held no derivatives at December 31, 2022.

Financial derivative instruments had the following effect on the Statements of Operations for the period ended December 31, 2022:
	Location	Currency
International Fund
Net realized loss:
Options purchased	Non-affiliated securities	$(728,659)
Change in unrealized appreciation:
Options purchased	Non-affiliated securities	$ 441,750
Global Fund
Net realized loss:
Options purchased	Non-affiliated securities	$(115,801)
Change in unrealized appreciation:
Options purchased	Non-affiliated securities	$ 54,150
For the period ended December 31, 2022, the average monthly notional value of derivative instruments were as follows:
Options Purchased
International Fund	$59,583,333
Global Fund	13,475,000
The Funds may invest in certain securities or engage in other transactions where the Funds are exposed to counterparty credit risk in addition to broader market risks. The Funds may face increased risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Funds' investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Funds to increased risk of loss.
The Funds have entered into master agreements with its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund's net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.
Note 9.  Federal Income Taxes
The tax basis unrealized appreciation (depreciation) and federal tax cost of investments held by each fund as of December 31, 2022 were as follows:
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Gross unrealized appreciation	$ 192,682,418	$ 209,774,878	$118,064,385	$ 34,879,271
Gross unrealized depreciation	(385,740,737)	(356,694,104)	(97,944,342)	(67,767,663)
Net unrealized appreciation (depreciation)	$ (193,058,319)	$ (146,919,226)	$ 20,120,043	$ (32,888,392)
Cost for federal income tax purposes	$1,429,383,329	$1,325,735,357	$672,128,611	$258,280,827
Required fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, and adjustments related to investments in Passive Foreign Investment Companies ("PFICS") and master limited partnerships. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.
The tax character of distributions paid was as follows:
	Year Ended December 31, 2022
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Ordinary income	$10,336,844	$14,002,380	$4,623,926	$ 366,267
Long-term capital gains	44,116,153	—	—	1,648,167
	$ 54,452,997	$14,002,380	$4,623,926	$ 2,014,434

	Year Ended December 31, 2021
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Ordinary income	$108,437,063	$14,996,985	$ —	$13,598,155
Long-term capital gains	24,439,242	—	8,589,182	9,806,875
	$ 132,876,305	$14,996,985	$8,589,182	$ 23,396,030
The tax-basis components of accumulated earnings (losses) at December 31, 2022 were as follows:
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Net unrealized appreciation (depreciation)	$(193,058,319)	$(146,958,561)	$ 20,094,689	$ (32,892,824)
Late-year losses deferred	(7,736,455)	—	—	—
Capital loss carryforwards	—	(316,271,410)	(148,933,542)	(11,318,316)
Undistributed ordinary income	—	3,407,297	1,176,562	355,957
	$ (200,794,774)	$(459,822,674)	$ (127,662,291)	$(43,855,183)
Capital loss carryforwards may be available to offset future realized capital gains and thereby reduce future capital gains distributions. The following table shows the amounts of capital loss carryforwards, if any, as of December 31, 2022.
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Short-term losses	$—	$ (108,206,976)	$ (92,666,400)	$(11,253,914)
Long-term losses	—	(208,064,434)	(56,267,142)	(64,402)
Total	—	(316,271,410)	(148,933,542)	(11,318,316)
During the year ended December 31, 2022, the Funds did not utilize any capital loss carryforwards.
The following permanent reclassifications were made between capital accounts to reflect the portion of the payment made to redeeming shareholders that was claimed as as a distribution for income tax purposes during the year ended December 31, 2022.
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Paid-in capital	$ 6,334,961	$—	$—	$—
Total distributable earnings	(6,334,961)	—	—	—
Note 10.  Commitments and Contingencies
The Funds indemnify the Board for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
Note 11.  Subsequent Events
The Funds evaluated events from the date of the financial statements through the date the financial statements were issued. There were no subsequent events requiring recognition or disclosure.

Financial Highlights
The presentation is for a share outstanding throughout each period.
Partners Fund
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value Beginning of Period	$ 24.81	$ 21.73	$ 20.30	$ 18.35	$ 26.84
Net Investment Income(a)	0.18	0.22	0.23	0.38	0.42
Net Realized and Unrealized Gain (Loss)	(5.91)	4.79	1.90	2.33	(4.78)
Total from Investment Operations	(5.73)	5.01	2.13	2.71	(4.36)
Dividends from Net Investment Income	(0.20)	(0.23)	(0.23)	(0.42)	(0.47)
Distributions from Net Realized Capital Gains	(0.62)	(1.70)	(0.47)	(0.34)	(3.66)
Total Distributions	(0.82)	(1.93)	(0.70)	(0.76)	(4.13)
Net Asset Value End of Period	$ 18.26	$ 24.81	$ 21.73	$ 20.30	$ 18.35
Total Return	(23.25)%	23.58%	10.53%	14.81%	(17.98)%
Net Assets End of Period (thousands)	$1,235,789	$1,802,205	$1,655,311	$1,797,792	$1,980,081
Ratio of Expenses to Average Net Assets	0.79% (c)	0.79% (c)	0.79% (c)	0.93% (c)	0.97%
Ratio of Net Investment Income to Average Net Assets	0.82%	0.86%	1.23%	1.92%	1.59%
Portfolio Turnover Rate	39%	35%	37%	6%	37%

Small-Cap Fund
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value Beginning of Period	$ 26.30	$ 23.85	$ 24.27	$ 22.10	$ 27.60
Net Investment Income(a)	0.20	0.16	0.18	0.51	0.74
Net Realized and Unrealized Gain (Loss)	(5.27)	2.51	0.79 (b)	3.78	(2.24)
Total from Investment Operations	(5.07)	2.67	0.97	4.29	(1.50)
Dividends from Net Investment Income	(0.25)	(0.22)	(0.55)	(0.62)	(0.76)
Distributions from Net Realized Capital Gains	—	—	(0.82)	(1.50)	(3.24)
Return of Capital	—	—	(0.02)	—	—
Total Distributions	(0.25)	(0.22)	(1.39)	(2.12)	(4.00)
Net Asset Value End of Period	$ 20.98	$ 26.30	$ 23.85	$ 24.27	$ 22.10
Total Return	(19.27)%	11.18%	4.14%	19.65%	(6.52)%
Net Assets End of Period (thousands)	$1,179,044	$1,829,722	$1,836,719	$3,324,987	$3,109,436
Ratio of Expenses to Average Net Assets	0.95% (c)	0.96% (c)	0.96%	0.93%	0.92%
Ratio of Net Investment Income to Average Net Assets	0.84%	0.61%	0.89%	2.10%	2.61%
Portfolio Turnover Rate	18%	33%	33%	22%	32%

(a)	Computed using average shares outstanding throughout the period.
(b)	Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in the net realized and unrealized gain (loss) on investments for the period.
(c)	Expenses presented net of fee waiver. The Partners Fund expense ratio before waiver for the periods ended December 31, 2022, 2021, 2020, and 2019 were 1.03%, 1.00%, 1.03%, and 1.00%, respectively. The Small-Cap Fund expense ratio before waiver for the period ended December 31, 2022 and December 31, 2021 was 1.01% and 0.97%, respectively.

International Fund
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value Beginning of Period	$ 17.11	$ 17.38	$ 17.68	$ 15.26	$ 16.63
Net Investment Income(a)	0.08	0.09	0.07	0.14	0.12
Net Realized and Unrealized Gain (Loss)	(3.28)	(0.24)	(0.29)	2.89	(1.29)
Total from Investment Operations	(3.20)	(0.15)	(0.22)	3.03	(1.17)
Dividends from Net Investment Income	(0.09)	(0.12)	(0.08)	(0.14)	—
Distributions from Net Realized Capital Gains	—	—	—	(0.47)	(0.20)
Total Distributions	(0.09)	(0.12)	(0.08)	(0.61)	(0.20)
Net Asset Value End of Period	$ 13.82	$ 17.11	$ 17.38	$ 17.68	$ 15.26
Total Return	(18.69)%	(0.89)%	(1.22)%	20.00%	(7.08)%
Net Assets End of Period (thousands)	$692,726	$1,280,072	$1,166,163	$1,348,777	$1,012,707
Ratio of Expenses to Average Net Assets(b)	1.15%	1.15%	1.15%	1.15%	1.18%
Ratio of Net Investment Income to Average Net Assets	0.56%	0.47%	0.46%	0.82%	0.75%
Portfolio Turnover Rate	27%	27%	28%	23%	46%

Global Fund
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value Beginning of Period	$ 13.34	$ 13.26	$ 13.19	$ 11.25	$ 14.94
Net Investment Income(a)	0.04	0.09	0.08	0.12	0.18
Net Realized and Unrealized Gain (Loss)	(3.25)	0.94	0.39	2.17	(2.48)
Total from Investment Operations	(3.21)	1.03	0.47	2.29	(2.30)
Dividends from Net Investment Income	(0.01)	(0.07)	(0.07)	(0.13)	(0.13)
Distributions from Net Realized Capital Gains	(0.08)	(0.88)	(0.33)	(0.22)	(1.26)
Total Distributions	(0.09)	(0.95)	(0.40)	(0.35)	(1.39)
Net Asset Value End of Period	$ 10.04	$ 13.34	$ 13.26	$ 13.19	$ 11.25
Total Return	(24.15)%	8.20%	3.57%	20.38%	(16.16)%
Net Assets End of Period (thousands)	$225,399	$343,327	$342,621	$288,637	$212,824
Ratio of Expenses to Average Net Assets(b)	1.15%	1.15%	1.19%	1.20%	1.20%
Ratio of Net Investment Income to Average Net Assets	0.33%	0.59%	0.72%	0.95%	1.19%
Portfolio Turnover Rate	33%	48%	36%	37%	29%

(a)	Computed using average shares outstanding throughout the period.
(b)	Expenses presented net of fee waiver. The International Fund expense ratio before waiver for the periods ended December 31, 2022, 2021, 2020, 2019, and 2018 were 1.26%, 1.17%, 1.20%, 1.17% and 1.21%, respectively. The Global Fund expense ratio before waiver for the periods ended December 31, 2022, 2021, 2020, 2019, and 2018 were 1.33%, 1.31%, 1.33%, 1.32%, and 1.33%, respectively.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Longleaf Partners Funds Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Longleaf Partners Funds Trust (the “Trust”) (comprising Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and Longleaf Partners Global Fund (collectively referred to as the “Funds”)), including the portfolios of investments, as of December 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising the Trust at December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Longleaf Partners Funds Trust investment companies since 2018.
Cincinnati, Ohio
February 23, 2023

Statement Regarding Basis for Approval of Investment Advisory Contracts (Unaudited)
Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and Longleaf Partners Global Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust which is an open-end management investment company registered with the US Securities and Exchange Commission. Southeastern Asset Management, Inc. (“Southeastern”) acts as investment counsel and fund administrator under agreements with each Fund (the “Agreements”). Trustees for each Fund, including Trustees who are not “interested persons” of the Funds as that term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), are responsible for overseeing the performance of Southeastern and meet annually to review information specific to each Fund to determine whether or not the Agreements with Southeastern ought to be approved.
On September 13, 2022, Trustees for each Fund met to determine whether the Agreements with Southeastern should be approved for the period November 1, 2022 to October 31, 2023. In advance of the meeting, the Independent Trustees reviewed materials relating to the existing Agreements, including an independent expense and performance summary prepared by Broadridge. The Broadridge materials included comparisons of each Fund with other funds in a comparable Lipper universe, as well as additional funds selected for comparison by the Independent Trustees. Trustees reviewed this comparative Lipper data regarding management and non-management fees and expenses, portfolio turnover, brokerage commissions, investment performance and long-term performance in light of total fund expenses (the “Broadridge Data”). Other materials reviewed included information concerning the nature, extent and quality of Southeastern's services, Southeastern's profitability and financial results, including advisory fee revenue and separate account advisory fee schedules, and whether economies of scale are, or would be, shared with Fund investors as assets under management increase. Based on the information reviewed, as well as information received throughout the year and first-hand interaction with Southeastern's personnel, the Trustees for each Fund unanimously approved the selection of Southeastern as adviser and administrator, and the amounts to be paid by each Fund under Agreements with Southeastern.
Nature, Extent and Quality of Services Provided
While the investment performance of each Fund and Southeastern (discussed below) is relevant to an evaluation of the nature, extent and quality of services provided, the Trustees also considered Southeastern's governing principles as significant. These principles are stated at the beginning of the Funds' prospectus:
We will treat your investment as if it were our own.
We will remain significant investors in Longleaf Partners Funds.
We will invest for the long-term, while striving to maximize returns and minimize business, financial, purchasing power, regulatory and market risks.
We will choose each equity investment based on its discount from our appraisal of corporate intrinsic value, its financial strength, its management, its competitive position, and our assessment of its future earnings potential.
We will focus our assets in our best ideas.
We will not impose loads or 12b-l charges on mutual fund shareholders.
We will consider closing to new investors if closing would benefit existing clients.
We will discourage short-term speculators and market timers.
We will continue our efforts to enhance shareholder services.
We will communicate with our investment partners as candidly as possible.
The Trustees concluded that Southeastern had operated each Fund under these governing principles, and that Longleaf shareholders had benefited from Southeastern's execution of its investment discipline, as well as its shareholder oriented approach. Southeastern's actions on behalf of shareholders have gone beyond stock selection and included active engagement with portfolio companies when necessary and involvement in the market structure debate. The Trustees looked favorably on Southeastern's Code of Ethics requirement that employees use funds advised by Southeastern for virtually all public equity investing. The Trustees noted that, as one of the largest Longeleaf shareholder groups, Southeastern and its affiliates' interests are aligned with other shareholders. In addition, significant investment by Southeastern's personnel has contributed to the economies of scale which have lowered fees and expenses for shareholders over time.
The Trustees recognized Southeastern's consistent implementation of the governing principles, noting that Southeastern and the Funds had received recognition in the press, and among industry observers and participants, for the quality of its investment process, as well as its shareholder orientation and integrity. The Trustees expressed confidence in the research, analysis, knowledge and over 47-years' experience of Southeastern. The Trustees concluded that shareholders buy the Funds primarily to gain access to Southeastern's investment expertise and shareholder orientation, and weighed this heavily in approving the Agreements.
Trustees concluded that Southeastern's administrative services, including fund accounting, legal, trading, shareholder reporting, compliance and oversight of Fund operations, had been high quality, and favored approving Southeastern for another year. Trustees concluded that Southeastern had been open, responsive, timely and cooperative in providing information required to oversee the Funds.
Comparative Investment Performance of the Funds and Adviser
Using the Lipper Data, the Trustees compared each Fund through periods ended June 30, 2022 to other similar funds, as well as the following objective benchmarks: inflation plus 10%, and each Fund's market index plus 200 basis points. The Partners Fund exceeded its goal of the S&P 500 plus 200 basis points for the 2-year period. The Small-Cap Fund exceeded the Russell 2000 plus 200 basis points for the 2-year period. The International Fund lagged its goal of inflation plus 10% and EAFE plus 200 basis points for all periods. The Global Fund lagged its goal of inflation plus 10% and the MSCI World Index plus 200 basis points for all periods.
The Trustees also reviewed after-tax performance information for each Fund and noted that taxable shareholders were benefited by Southeastern's long-term, low turnover, tax efficient management style as compared to funds with more frequent trading.
The Costs of the Services to be Provided and Profits to be Realized by the Investment Adviser and its Affiliates from the Relationship with the Fund
The Trustees considered each Fund's management fee rates and expense ratios relative to industry averages, advisory fees charged to Southeastern's private account clients and similar funds selected by Lipper and the Independent Trustees.
While Southeastern's management fees for each Fund were above average, non- management expenses were below average, due in part to Southeastern's performance and/or oversight of various operating functions. While the Trustees considered these fees separately, they viewed total expenses borne by shareholders as more important. In addition, the Trustees weighed favorably the fact that Southeastern had foregone additional fee income by closing each Fund to protect shareholder interests. The Trustees noted that Longleaf Partners Fund had been closed from June 9, 2017 to January 30, 2019, and also from July 2004 to January 2008, Longleaf Partners International Fund had been closed from February 2004 to July 2006, Longleaf Partners Small-Cap Fund had been closed from July 1997 to April 21, 2020, and Longleaf Partners Global Fund had been closed briefly from January 28, 2013 to April 16, 2013. The Trustees also recognized that Southeastern does not have an affiliated entity providing transfer agent, custodian, broker dealer services other than investment management and fund administration. Accordingly, Southeastern neither generates additional fees for itself through related entities, nor allocates Fund brokerage to pay its expenses. The transparency of Southeastern's fees and lack of supplemental sources of revenue was a significant factor to the Trustees.
In light of the qualifications, experience, reputation, and performance of Southeastern with respect to each Fund, as well as the steps taken to limit or reduce receipt of fees over time, the Trustees concluded that fee rates paid to Southeastern by each Fund are at an acceptable level.
The Trustees compared the fees paid to Southeastern by the Funds with those paid by Southeastern's private account clients. To the extent private account fees were lower than Fund fees, the Trustees concluded that the range of services provided to the Funds is more extensive and the risks associated with operating SEC registered, publicly traded mutual funds are greater. Funds are more work because of the complex overlay of regulatory, tax and accounting issues which are unique to mutual funds. In addition, the work required to service shareholders is more extensive because of the significantly greater number and managing trading is more complex because of more frequent fund flows, as well as IRS diversification compliance. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has gotten more intense. The Trustees concluded that reasonable justifications exist to the extent that there are differences in fee rates between the two lines of business.
The Trustees reviewed reports of Southeastern's financial position, including overall revenues and expenses of the firm, as well as an Investment Manager Profitability Analysis prepared by Broadridge. While the Trustees considered the profitability of Southeastern as a whole, and jointly determined with Southeastern a method to allocate costs between mutual fund and private account activities, they did not evaluate on a Fund-by-Fund basis Southeastern's profitability and/or costs. Because no generally accepted cost allocation methodology exists, and estimating the cost of providing services on a Fund specific basis is difficult, Southeastern provided its complete financial statements to the Trustees and stipulated conservatively for renewal purposes that its operation of each Fund should be considered highly profitable, at least as profitable as, if not more profitable than, investment managers with similar assets under management. The Trustees concluded that significant profits were not unreasonable given Southeastern's successful investment management and strong shareholder orientation, as well as steps it had taken to limit or reduce its fees over time. As between the Funds and private account business, the Trustees acknowledged that cost allocation methods were not precise, but felt profits derived with respect to the Funds were acceptable in light of all the facts and circumstances. The Trustees also gave significant weight to the preferences and expectations of individual Fund shareholders and their relative sophistication, noting that the level of assets under management (despite closing, no sales force, or 12b-l plan) is a direct result of Southeastern's successful asset management and strong shareholder orientation. Similarly, if a shareholder wants to redeem, he or she is not constrained by the thought of having to pay a redemption fee or to recoup a front-end load. Indeed, as Fund assets decline Southeastern's profits are reduced. Thus, in assessing whether the costs of Southeastern's services and its resulting profits are acceptable, the Trustees considered it meaningful that the Funds' asset base consists of shareholders who have freely chosen to retain access to Southeastern's services, with full disclosure of advisory fee rates.
The Extent to which Economies of Scale would be Realized as each Fund Grows, and whether Current Fee Levels Reflect these Economies of Scale for the Benefit of Fund Investors
Because Southeastern's fee structure for each Fund contains a breakpoint, economies of scale will be realized as each Fund grows. Because fee levels for Longleaf Partners Fund and Longleaf Partners Small-Cap Fund reflected a greater sharing of economies of scale than the fee for Longleaf Partners International Fund, and in order to reward the loyalty of International Fund shareholders, Southeastern recommended a reduction in that Fund's breakpoint from $2.5 billion to $500 million in 2011. The higher breakpoint had been set in expectation that the International Fund could become as large as the Partners Fund. While it could still become that large in time, Southeastern was mindful that at current asset levels, shareholders did not benefit from the breakpoint. In addition, effective April 1, 2018, Southeastern reduced the International Fund fee to 1.10% breaking to 0.90% above $500 million with a 1.15% fee cap. Using the International Fund as a model, the breakpoint for the Global Fund was set at the same $500 million level. In addition, effective May 1, 2016, Southeastern agreed to voluntarily reduce the Global Fund's expense limit to 1.20%, and on April 1, 2018 made that limit a contractual commitment. On November 23, 2020, the expense limit was further reduced to 1.15%. On August 12, 2019, Southeastern agreed to a temporary cap of Longleaf Partners Fund's expenses at 0.79% which has been extended through at least April 30, 2023.  On September 1, 2021, Southeastern agreed to a temporary cap on the Small-Cap Fund's expenses at 0.95% through at least April 30, 2023.  Accordingly, the Trustees were satisfied that breakpoints and expense limits for each Fund were set at appropriate levels, and economies of scale would be shared sufficiently with Fund shareholders.
Conclusion
While the material factors that the Trustees considered are summarized above, each individual Trustee considered and weighed in the aggregate all information prior to making a renewal decision. All Trustees, including the Independent Trustees, concluded that Southeastern's fee structure was acceptable in light of the nature and quality of services provided, and that approval of the Investment Counsel and Fund Administration Agreements was in the best interest of each Fund and its shareholders.

Liquidity Risk Management Program (Unaudited)
The Longleaf Partners Funds (the “Funds”) implemented a Liquidity Risk Management Program (the “Program”) to comply with Rule 22e-4 of the Investment Company Act (the “Rule”). The Program’s principal objectives include supporting the Funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the Funds’ will be unable to meet shareholder redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Funds’ liquidity and the periodic classification and re-classification of the Funds’ investments into one of four liquidity buckets (highly liquid, moderately liquid, less liquid, illiquid).
During the period from December 1, 2021 through November 30, 2022, the Program was reasonably designed to assess and manage the Funds’ liquidity risk and operated effectively. The Funds’ assets were primarily classified as highly liquid, and therefore were exempt from establishing a highly liquid investment minimum.  Additionally, the Funds’ illiquid investments did not exceed the 15% of net assets limitation as proscribed by the Rule. Finally, management of the Funds’ portfolios was not materially impacted by the Rule, and there were no liquidity events that impacted the Funds’ ability to timely meet redemptions without dilution to shareholders.

Expense Example
Shareholders of mutual funds may incur two types of costs: (1) ongoing costs, including management fees, transfer agent fees, and other fund expenses; and (2) transaction costs, including sale charges (loads) and redemption fees. Longleaf does not charge transaction fees of any sort.
The following examples are intended to show the ongoing costs (in dollars) of investing in the Longleaf Partners Funds and to enable you to compare the costs of investing in other mutual funds. Each example is based on an investment of $1,000 made at July 1, 2022 and held through December 31, 2022.
Actual Expenses
The table below provides information about actual account values and actual expenses using each Fund's actual return for the period. To estimate the expenses that you paid over the period, divide your account balance by $1,000 (for example, a $12,500 account balance divided by $1,000 = 12.5), then multiply the result by the number in the third line entitled “Expenses Paid During Period.”
Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical account values and expenses based on each Fund's actual expense ratio and assumed returns of 5% per year before expenses, which are not the Funds' actual returns. Do not use the hypothetical data below to estimate your ending account balance or expenses you paid. This information serves only to compare the ongoing costs of investing in Longleaf with other mutual funds. To do so, examine this 5% hypothetical example against the 5% hypothetical examples found in other funds' shareholder reports.
The expenses shown in the table highlight only ongoing costs and do not reflect transactional costs that may be charged by other funds. Therefore, the table does not reveal the total relative costs of owning different funds. Since Longleaf does not charge transactions fees, you should evaluate other funds' transaction costs to assess the total cost of ownership for comparison purposes.
		Actual		Hypothetical (5% return before expenses)
	Beginning account value 6/30/2022	Ending account value 12/31/2022	Expenses paid during period *	Ending account value 12/31/2022	Expenses paid during period *	Annualized expense ratio
Partners Fund	$1,000.00	$ 913.70	$3.81	$1,021.22	$ 4.02	0.79%
Small-Cap Fund	1,000.00	949.90	4.67	1,020.42	4.84	0.95
International Fund	1,000.00	1,039.00	5.91	1,019.41	5.85	1.15
Global Fund	1,000.00	943.80	5.63	1,019.41	5.85	1.15

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 365 days in the current year.

Information on Boards of Trustees
Each Fund is served by a separate Board of Trustees composed of six members. The membership of each Board is the same. There is no stated term of service, and Trustees continue to serve after election until resignation. All Trustees presently serving except for Mr. Misener and Ms. Jemison were elected or re-elected at a meeting of shareholders held on September 19, 2001 in Boston, Massachusetts.
Name, Age And Address	Positions Held With Funds	Length of Service as Trustee (Year Began)		Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships
O. Mason Hawkins, CFA, (74) 6410 Poplar Ave., Suite 900 Memphis, TN 38119*	Co-Portfolio Manager, Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	1987 1989 1998 2012	Chairman of the Board, Southeastern Asset Management, Inc.	4
Margaret H. Child (66) 137 Marlborough Street Apt. 3 Boston, MA 02116	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	2001 2001 2001 2012	Nonprofit Consulting	4
Sarah Jemison (29) 35 Union Ave., Suite 300 Memphis, TN 38103	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	2022 2022 2022 2022	Chair and Chief Strategy Officer, Alco Management, Inc. (real estate development)	4
Steven N. Melnyk (75) 105 Virginia St. St. Simons Island, GA 31522	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	1991 1991 1998 2012	Private Investor and Consultant	4
Kent A. Misener (70) 380 North 200 West, Suite 102 Bountiful, UT 84010	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	2018 2018 2018 2018	Chief Executive/Chief Investment Officer, Verapath Global Investing LLC	4	Trustee, State Institutional Trust Fund, Salt Lake City, UT MVP Private Markets Danen, CT
Perry C. Steger (60) 1978 South Austin Avenue Georgetown, TX 78626	Chairman of the Board	Partners Fund Small-Cap Fund International Fund Global Fund	2001 2001 2001 2012	President, Steger & Bizzell Engineering, Inc., Chief Executive Officer, Specific Energy	4
*	Mr. Hawkins is a director and officer of Southeastern Asset Management, Inc. and as such is classified as an “interested” Trustee.

Fund Information
The following additional information may be obtained for free by calling (800) 445-9469, visiting southeasternasset.com, or on the SEC's website at sec.gov.
Proxy Voting Policies and Procedures
A description of Longleaf's Proxy Voting Policies and Procedures is included in the Statement of Additional Information (SAI).
Proxy Voting Record
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is contained in Form N-PX.
Quarterly Portfolio Holdings
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit on Form N-PORT.  The Funds' Form N-PORTs are available on the SEC's website at www.sec.gov.  The exhibits for the most recent 1st and 3rd quarters are also available at www.southeasternasset.com.
Fund Trustees
Additional information about Fund Trustees is included in the SAI.

Service Directory
Call (800) 445-9469
Fund Information
To request a printed Prospectus, Summary Prospectus (connect.rightprospectus.com/Longleaf/TADF/543069108/SP#), Statement of Additional Information (including Longleaf's Proxy Voting Policies and Procedures), financial report, application or other Fund information from 8:00 a.m. to 8:00 p.m. Eastern time, Monday through Friday.
Shareholder Inquiries
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.
Account Information
For automated account balance and transaction activity, 24 hours a day, seven days a week.
Correspondence
By regular mail:	By express mail or overnight courier:
Longleaf Partners Funds	Longleaf Partners Funds
P.O. Box 9694	c/o BNY Mellon
Providence, RI 02940-9694	4400 Computer Drive
Westborough, MA 01581
(800) 445-9469
Published Daily Price Quotations
Below are the common references for searching printed or electronic media to find daily NAVs of the Funds.
Abbreviation	Symbol	Cusip	Transfer Agent Fund Number	Status to New Investors
Partners	LLPFX	543069108	133	Open
Sm-Cap	LLSCX	543069207	134	Open
Intl	LLINX	543069405	136	Open
Global	LLGLX	543069504	137	Open

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Our Governing Principles

We will treat your investment as if it were our own.

We will remain significant investors in Longleaf Partners Funds.

We will invest for the long term, while striving to maximize returns and minimize business, financial, purchasing power, regulatory and market risks.

We will choose each equity investment based on its discount from our appraisal of corporate intrinsic value, its financial strength, its management, its competitive position, and our assessment of its future earnings potential.

We will focus our assets in our best ideas.

We will not impose loads or 12b-1 charges on mutual fund shareholders.

We will consider closing to new investors if closing would benefit existing clients.

We will discourage short-term speculators and market timers.

We will continue our efforts to enhance shareholder services.

We will communicate with our investment partners as candidly as possible.

Item 1(b) Rule 30e-3 Notice

February 23, 2023

An Important Report to Shareholders of Longleaf Partners Funds

is Now Available Online and in Print by Request

The Longleaf Partners Funds have filed a new shareholder report, which is now available online and in print by request. Your shareholder report contains important information about your investments, including performance, expenses, portfolio holdings, and financial statements. We encourage you to access and review it. You can:

•	Access the report and other resources at https://southeasternasset.com/investment-offerings/longleaf-partners-fund/ under the heading “Resources.”

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At any time, request a mailed copy of the report and other resources at no charge by calling (800) 445-9469, by written request to Longleaf Partners Funds, P.O. Box 9694, Providence, RI 02940-9694, or by contacting your financial intermediary. You will not otherwise receive a paper copy.

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Sign-up for e-delivery of shareholder reports and other communications by logging on to your account at https://my.accessportals.com/app/a07/login, by calling (800) 445-9469, by written request to Longleaf Partners Funds, P.O. Box 9694, Providence, RI 02940-9694, or by contacting your financial intermediary. You will not otherwise receive an email copy.

Item 2.	Code of Ethics.

On December 8, 2003, the Board of Trustees of the Longleaf Partners Funds adopted a Code of Ethics applicable to officers of Southeastern Asset Management, Inc. performing the principal executive function, the principal financial function, and the principal legal function for the Funds. This Code of Ethics, as amended, may be obtained without charge, upon request, by calling (901) 761-2474 and asking Southeastern’s General Counsel for a copy.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Longleaf Partners Funds determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Kent Misener is the registrant’s “audit committee financial expert” and is “independent” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

	2022	2021
(a) Audit Fees	131,016	$123,600
(b) Audit Related Fees	—	—
(c) Tax Fees*	48,890	40,660
(d) All Other Fees	—	—

* Includes amounts related to the review of excise distribution requirements, review and signature of Federal, state, and excise tax returns, tax consulting, and ongoing tax compliance and tax filings in foreign jurisdictions.

(e)(1) Audit Committee Pre-Approval Policies – Under Longleaf Partners Funds (the “Funds”) Audit Committee Charter, the Audit Committee must pre-approve all audit and non-audit services to be provided to the Funds and all non-audit services to be provided to Southeastern Asset Management, Inc., by the Funds’ principal accountant.

(e)(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and its affiliates were $156,655 and $171,018 in 2022 and 2021, respectively.

(h) No services included in (b) through (d) above were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

A complete schedule of investments for the period ended December 31, 2022 is included in the Annual Report filed under Item I of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

At the date of filing this Form N-CSR, the registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

Exhibit 99.1 Certification Required by Item 13(a)(2) of Form N-CSR.

Exhibit 99.2 Certification Pursuant to Section 906 of the Sarbanes Oxley Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Longleaf Partners Funds Trust

By	/s/ O. Mason Hawkins
O. Mason Hawkins Trustee Longleaf Partners Funds Trust

Date March 2, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Ross Glotzbach
Ross Glotzbach CEO, Southeastern Asset Management, Inc. Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

Date March 2, 2023

By	/s/ Ryan S. Hocker
Ryan S. Hocker Global Funds Treasurer, Southeastern Asset Management, Inc. Functioning as principal financial officer under agreements with Longleaf Partners Funds Trust and its separate series

Date March 2, 2023

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.